                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of December 11, 2006
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. and
Wells Fargo Bank, National Association as master servicers (each, in such capacity, a "Master Servicer"), LNR Partners, Inc. as special servicer (the
"Special Servicer") and LaSalle Bank National Association as trustee (the
"Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of December 1, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS
Securities North America Inc. ("IXIS Securities"), PNC Capital Markets LLC ("PNC
Capital"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Deutsche
Bank Securities Inc. ("DBSI"); Merrill Lynch, Countrywide Securities, IXIS
Securities, PNC Capital, Credit Suisse and DBSI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of December 1,
2006 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$1,394,353,351 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $4,522,709,155 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on December 12, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 104.5261% of the
Countrywide Mortgage Loan Balance as of the Cut-off Date, plus (ii) $2,520,703, which amount represents the amount of interest accrued on the Countrywide
Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-4, Commercial Mortgage
      Pass-Through Certificates, Series 2006-4, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
      any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-4, Commercial Mortgage Pass-Through
      Certificates, Series 2006-4;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

                                        3

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4, as
      assignee;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan; and

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement

                                        4

assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the
Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the
Seller to the applicable Master Servicer (or, at the direction of such Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

                                        5

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any

                                        6

      third person to the execution of this Agreement or the performance by the
      Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the  Purchaser and the Trustee for the benefit of the

                                        7

Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this
Agreement.

            (c)     If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document
Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund
Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii)
substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan
(which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s)
such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such

                                        8

repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining
Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such
Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special
Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or
Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund;
and provided, further, that the repurchase or replacement of less than all such
Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the
Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related
Document Defect or Breach exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a
Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3).
The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is

                                        9

permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary
Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether

                                       10

such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master
Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

                                       11

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

                                       12

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and

                                       13

perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of December 1, 2006, among the Seller, Merrill Lynch Mortgage Lending, Inc., IXIS Real Estate Capital
Inc. and PNC Bank, National Association, the Purchaser, the Underwriters and the
Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer
(such agreement(s), individually or collectively, as the case may be, "Servicing
Rights Purchase Agreement");

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the

                                       14

Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified
Portions of the Free Writing Prospectus, as of the Time of Sale or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading,
(ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the
Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the
Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of each Free Writing Prospectus shall consist of Annex A-1 to such Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans" (insofar as the information contained in
Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to such Free Writing Prospectus, entitled "Certain Statistical Information
Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-4 to the
Free Writing Prospectus, entitled "Sonoma Ridge Apartments Amortization
Schedule", Annex A-5 to the Free Writing Prospectus, entitled "Elm Ridge Center
Amortization Schedule", Annex B to such Free Writing Prospectus entitled
"Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the
Seller hereunder), Annex C to such Free Writing Prospectus, entitled "Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies such Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of such
Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Offering Prospectus--Relevant Parties--Sponsors/Mortgage Loan
Sellers", "Summary of Offering Prospectus--The Mortgage Loans and the Mortgaged
Real Properties", "Risk Factors--Risks Related to the Mortgage Loans",
"Description of the Mortgage Pool" and "Transaction Participants--The Sponsors"
and "Affiliations and Certain Relationships and Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans"

                                       15

(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-4 to the Prospectus Supplement, entitled "Sonoma
Ridge Apartments Amortization Schedule", Annex A-5 to the Prospectus Supplement,
entitled "Elm Ridge Center Amortization Schedule", Annex B to the Prospectus
Supplement entitled "Certain Characteristics Regarding Multifamily Properties"
(insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled
"Description of the Ten Largest Mortgage Loans and/or Groups of
Cross-Collateralized Mortgage Loans" (insofar as the information contained in
Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means each of the Offering Prospectus dated November 20, 2006 and relating to the Publicly-Offered Certificates, as supplemented and amended by the Offering Prospectus dated November 28, 2006 and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated December 1, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated September 13, 2006.

            "Prospectus Supplement" means the prospectus supplement dated
December 1, 2006, that supplements the Prospectus and relates to the
Publicly-Offered Certificates; and

            "Time of Sale" means December 1, 2006, at 12:30 p.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a

                                       16

copy of a certificate of good standing of the Seller issued by the State of
California not earlier than 30 days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee)

                                       17

holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d)
of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without

                                       18

invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and

                                       19

Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This
Agreement is enforceable by the Underwriters, the Initial Purchasers and the
other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       20

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        ------
                                        COUNTRYWIDE COMMERCIAL REAL ESTATE
                                        FINANCE, INC.

                                        By:
                                            ------------------------------------
                                            Name: Jerry Y. Hirschkorn
                                            Title: First Vice President

                                        PURCHASER
                                        ---------
                                        MERRILL LYNCH MORTGAGE INVESTORS,
                                        INC.

                                        By:
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California 91302
Attention: Marlyn Marincas

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in December 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) November 20, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee (in the case of the Park La Brea Apartments
Trust Mortgage Loan, subject to the rights of the JP Series 2006-LDP8 Trustee)], pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

                                       I-4

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental
Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the
Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action"
letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related
Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects.
To the Seller's actual knowledge and without inquiry beyond the related
Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require

                                       I-5

investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full.
Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys'
fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are

                                       I-6

allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a
Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related
Mortgaged Property or (2) the maximum amount of insurance available. Each
Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days'
prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.
Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such

                                       I-7

Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                                       I-8

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the

                                       I-9

      lessee that is susceptible to cure by the mortgagee under such Ground
      Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances).

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of

                                      I-10

interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially

                                      I-11

reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                                      I-12

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, after due
inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or
Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

                                      I-13

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                                      I-14

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly

                                      I-15

operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related
Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding
Mortgage Loan representations and warranties set forth in Schedule I to the
Mortgage Loan Purchase Agreement for Countrywide.

            Note: The Mortgage Loan known as Anchor Square Plaza, identified on
Annex A-1 by ID # 149, has an Indemnity Deed of Trust structure. The related borrower under such Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The related property owner for such Mortgage Loan has guaranteed all amounts payable by the borrower under the related note, which guaranty is secured by an indemnity deed of trust in favor of the lender. With respect to the above referenced Mortgage Loan, certain of the representations regarding the borrower refer to the property owner of the related Mortgaged Property.

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 7:                    CONDITION OF PROPERTY; CONDEMNATION.
---------------------------------------------------------------------------------------------------------------------
     240          Arrowhead MHP                      Approximately  seven of the sixty-one  mobile homes located on the Mortgaged Property encroach over the property boundaries.
                                                     The encroaching mobile homes can be moved so that they are entirely situated on the Mortgaged Property if necessary. The borrower and recourse guarantor have full recourse to lender for any losses sustained by lender as a result of encroachment by any mobile home over the property lines (including all costs and expenses of moving same, if ever required), or as a result of any boundary line dispute with any adjoining property owner or claimant thereto.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 8:                    TITLE INSURANCE.
---------------------------------------------------------------------------------------------------------------------
     129          Bloomington Center                 The Title Policy contains no exclusion for whether the
                                                     related Mortgaged Property has access to a public road, however the Mortgaged Property's access to the public road is through government owned land over which there is no easement.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 10:                   MORTGAGE PROVISIONS.
---------------------------------------------------------------------------------------------------------------------
                  Various                            All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 12:                   ENVIRONMENTAL CONDITIONS.
---------------------------------------------------------------------------------------------------------------------
     132          Rivergate Plaza & Oak              The environmental assessment report with regard to the Mortgaged
                  Ridge Plaza                        Properties, is dated more than twelve (12)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     months prior to the date hereof.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 14:                   INSURANCE.
---------------------------------------------------------------------------------------------------------------------
                  Various                            With respect to VARIOUS COUNTRYWIDE MORTGAGE LOANS (other than any exceptions herein to the contrary), for so long as the
                                                     Terrorism Risk Insurance Act of 2002 ("TRIA") is in effect
                                                     (including any extensions), the lender shall accept terrorism insurance which covers against "covered acts" as defined by
                                                     TRIA. In addition, the borrower may only be required to maintain insurance covering for loss resulting from perils of terrorism and acts of terrorism to the extent such coverage is available at commercially reasonable rates.
---------------------------------------------------------------------------------------------------------------------
     53           Tarzana Office Properties          The borrower is only required to maintain terrorism insurance coverage to the extent such insurance is available for a premium equal to 150% of the total annual premium for insurance without terrorism coverage.
---------------------------------------------------------------------------------------------------------------------
     105          Goffstown Plaza                    The borrower is only required to maintain terrorism insurance coverage to the extent such insurance is available for a premium equal to 100% of the total annual premium for insurance without terrorism coverage.
---------------------------------------------------------------------------------------------------------------------
     94           Flextronics                        The borrower is only required to maintain terrorism insurance to the extent such insurance is available for a premium equal to
                                                     75% of the total annual premium for insurance without terrorism insurance.
---------------------------------------------------------------------------------------------------------------------
  93, 107,        Courtyard Marriot - Danbury,       The borrower currently has layered property coverage totaling
  124, 134        Courtyard Marriot - Lincoln,       $50,000,000.00 per occurrence, subject to a $25,000 per
                  Hampton Inn - Ellenton,            occurrence deductible. The borrower's property insurance
                  Hampton Inn - Windsor              carriers are Lexington Insurance Company, Allied World Assurance
                                                     Company, Hartford Insurance Company, Traders and Pacific /
                                                     Rockhill Insurance Company and Landmark American Insurance
                                                     Company. The borrower has layered liability coverage with the first layer held by Great Divide Insurance Company, and the second layer held by ARCH Specialty Insurance Company, currently subject to a $100,000.00 self insured retention.
---------------------------------------------------------------------------------------------------------------------
     149          Anchor Square Plaza                The borrower is not required to maintain terrorism insurance with respect to a portion of the Mortgaged Property, provided that SuperValu, Inc. is in occupancy of such space.
---------------------------------------------------------------------------------------------------------------------
  171, 197,       WWG Glendale, WWG Los              The borrower is only required to maintain terrorism
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

     120          Angeles, Paradise Valley           insurance coverage that is available for a premium equal to 150%
                  Medical Plaza                      of the total annual premium for property insurance and business interruption insurance.
 --------------------------------------------------------------------------------------------------------------------
     267          Iron Mountain                      The borrower's current policy has a $25,000.00 property
                                                     deductible and a $10,000.00 general liability deductible; in the event of a carrier downgrade, the borrower is required to
                                                     provide policies with deductibles not exceeding $10,000.00 in the aggregate.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 17:                   LOCAL LAW COMPLIANCE.
---------------------------------------------------------------------------------------------------------------------
     85           Campbell Industrial                The zoning report indicates that compliance with ADA requires 5 handicap parking spaces at the mortgaged property but only one such space currently exists. There is adequate space to stripe the remaining handicap spaces if required.
---------------------------------------------------------------------------------------------------------------------
     253          Available Self-Storage             The Mortgaged Property is legally nonconforming and may be rebuilt provided that if more than 50% of the Mortgaged Property is destroyed it must be rebuilt in conformity with zoning
                                                     regulations, except that, the borrower may obtain a conditional use permit to rebuild and continue to operate the property as a self-storage facility.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 18:                   LEASEHOLD ESTATE.
---------------------------------------------------------------------------------------------------------------------
     197          WWG Los Angeles                    The ground lease does not provide that no notice of termination
                  (v)                                given under such ground lease is effective against the lender under such Mortgage Loan unless a copy has been delivered to such lender.
---------------------------------------------------------------------------------------------------------------------
     197          WWG Los Angeles                    Although the lender is permitted a reasonable opportunity to
                  (vi)                               cure any default under the ground lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such ground lease, the ground lessor is not specifically precluded from terminating the ground lease where possession of the Mortgaged Property is required to cure or where the related default is not susceptible to cure by lender.
---------------------------------------------------------------------------------------------------------------------
     197          WWG Los Angeles                    The ground lessor's consent is required in order to sublease
                  (x)                                more than 40% of the Mortgaged Property to one entity or person.
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 23:                   OTHER MORTGAGE LIENS.
---------------------------------------------------------------------------------------------------------------------
     236          Storage One at Regina              The Mortgaged Loan documents permit the borrower to incur
                                                     subordinate debt secured by the Mortgaged Property subject to certain conditions, including: (i) the aggregate indebtedness not exceed seventy, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution of a subordination and standstill agreement acceptable to the lender.
---------------------------------------------------------------------------------------------------------------------
     237          Woodbury Courts                    The Mortgaged Property is encumbered by a junior mortgage in the amount of $500,000, the junior mortgage is subject to a
                                                     standstill and subordination agreement.
---------------------------------------------------------------------------------------------------------------------
     268          Cypress Center                     The Mortgaged Loan documents permit the borrower to incur
                                                     subordinate debt secured by the Mortgaged Property provided that the aggregate indebtedness not exceed seventy-five percent (75%)
                                                     of the fair market value of the Mortgaged Property and the aggregate debt service coverage ratio for (i) the trailing twelve (12) month period is at least 1.20x and (ii) projected for the twelve (12) month period following the making of the
                                                     Secondary Loan is at least 1.20x.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 26:                   LICENSES AND PERMITS.
---------------------------------------------------------------------------------------------------------------------
      104         Kintetsu Mall, Miyako Mall         The borrower has applied for, but has not obtained, a liquor license from the California Department of Alcoholic Beverage
                                                     Control.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 28:                   RELEASES OF MORTGAGED PROPERTY.
---------------------------------------------------------------------------------------------------------------------
 3, 4, 5, 6,      YPI Transwestern Portfolio         The Mortgage Loan documents provide that a third party purchaser
    7, 8                                             may purchase from the borrower one or more individual Mortgaged
                                                     Properties and assume that portion of the Mortgage Loan related to such individual Mortgaged Properties. In such event, the related Mortgaged Property will be released from the lien of the
                                                     Mortgage securing the YPI Mortgage Loan and will no longer be cross collateralized with the YPI Loan. Rather, the individual
                                                     Mortgaged Properties so released will be collateral for a trust fund asset evidenced by a new note.
---------------------------------------------------------------------------------------------------------------------
     19           Long Beach Marketplace             The borrower has a right to obtain a release of a portion of the
                                                     Mortgaged Property which is improved by a movie theater, subject to certain conditions including that: (i) the remaining portion of the Mortgaged Property comply with all applicable legal requirements, (ii) be subdivided into a separate tax parcel,
                                                     (iii) benefit from any necessary appurtenant easements, (iv) the
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     released portion of the Mortgaged Property be conveyed to a person other than the borrower, and (v) the lender receives payment of its costs and expenses in connection with such
                                                     release. The lender did not underwrite any income attributable to the portion of the Mortgaged Property which may be released.
---------------------------------------------------------------------------------------------------------------------
     245          Wright Line                        The sole tenant has the right to purchase the Mortgaged Property from the borrower under the following circumstances: (1) if the tenant's continued use of the Mortgaged Property is no longer economically feasible and the tenant intends to cease a
                                                     substantial portion of its operations at the Mortgaged Property;
                                                     (2) after a condemnation, the borrower may (or under certain circumstances, is required to) purchase the Mortgaged Property -
                                                     in such case, the borrower is deemed to have accepted the
                                                     tenant's offer unless the borrower delivers a written rejection of the offer; (3) after a tenant default under the lease, as one of borrower's remedies, the borrower may accept tenant's deemed offer to purchase; or (4) after a tenant default under the lease, the lease guarantor is deemed to have made an irrevocable offer to purchase the Mortgaged Property, and the borrower is deemed to have accepted this offer unless the borrower delivers a written rejection of this offer to the lease guarantor, which rejection is countersigned by the lender. With respect to these purchase options (or deemed offers to purchase), in the SDNA, the tenant has agreed to give concurrent notice to lender upon the occurrence of the purchase offer and to pay the lender directly if the lender accepts the purchase offer. If the
                                                     purchase option is exercised (a) prior to the expiration of the defeasance lockout period, the borrower is required to prepay the Mortgage Loan with yield maintenance, (b) after the
                                                     expiration of the defeasance lockout period, the borrower is required to defease the Mortgage Loan. In each of (a) and (b)
                                                     above, if the lender accepts the purchase offer, then the lender would be required to release the property from the lien of the
                                                     Mortgage and the borrower would not be responsible for any shortfall between the amount of the purchase offer and the amount required to prepay the Mortgage Loan with yield
                                                     maintenance or costs of defeasance.
---------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION 30:                    DEFEASANCE AND ASSUMPTION COSTS.
---------------------------------------------------------------------------------------------------------------------
     145          Wright Line                        In the event the lender accepts a purchase offer, then the borrower is not responsible for any shortfall between the amount of the purchase offer and the amount required to defease the
                                                     Mortgage Loan (and the borrower would not be responsible for costs and
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     expenses of the defeasance to the extent purchase offer is insufficient to cover such costs). In the case of an assumption, the borrower is not required to pay lender a transfer fee
                                                     (whether the transfer is of equity interests or of the Mortgaged
                                                     Property).
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 34:                   DUE-ON SALE.
---------------------------------------------------------------------------------------------------------------------
                  All Countrywide Mortgage           With respect to all of the Countrywide Mortgage Loans, without
                  Loans                              consent of the lender, the Mortgage Loan documents permit
                                                     transfers (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or
                                                     (ii) of all or substantially all of the Mortgaged Property, in each case, to another party (the "Transferee Borrower"),
                                                     provided that prior to such sale or transfer the following conditions, among others, are met: (a) the payment of a transfer fee (in most cases) by the borrower, (b) reasonable approval by the lender of the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy
                                                     remoteness of the Transferee Borrower and the replacement
                                                     guarantors and indemnitors, (c) the delivery of acceptable documentation as may be reasonably required by the lender from the borrower, the Transferee Borrower, guarantor and the
                                                     replacement guarantors and indemnitors (including, without limitation, assumption documents), (d) delivery of the opinion letters relating to such transfer (including, without
                                                     limitation, tax, bankruptcy and REMIC opinions) in form and substance reasonably satisfactory to the lender in the lender's reasonable discretion, (e) delivery of title endorsement
                                                     acceptable to the lender and (f) payment from the borrower of all reasonable expenses incurred by the lender in connection with such transfer, including, without limitation, the lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to lender of title endorsements. With respect to certain of the
                                                     Countrywide Mortgage Loans, the Mortgage Loan documents permit, without consent, transfers (x) among existing principals, even if there is a change control, (y) that accommodate a 1031
                                                     exchange or reverse 1031 or (z) with respect to Mortgage Loans to tenant-in-common borrowers, transfers among and to additional tenant-in-common borrowers.

                                                     In addition the Countrywide Mortgage Loan documents generally provide that in determining whether the transfer of equity interests in the borrower is a permitted transfer not requiring the lender's prior consent, such
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests" (rather than solely a direct equity transfer in the borrower resulting in a change of control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of the borrower. Also, the Countrywide
                                                     Mortgage Loan documents permit transfers of non-material leases or material leases that are approved by lender.
---------------------------------------------------------------------------------------------------------------------
3, 4, 5, 6,       YPI Transwestern Portfolio         The Mortgage Loan documents permit (i) transfers of a
   7, 8                                              controlling interest in Mortgagor or all or substantially all of the Mortgaged Property, subject to certain conditions including payment of a 1/2 percent transfer fee and rating agency
                                                     approval, (ii) the pledge of ownership interests in the borrower to secure the mezzanine loan and the foreclosure by mezzanine lender, a "Qualified Transferee" or any holder of preferred equity in mezzanine borrower on such ownership interests, (iii)
                                                     transfers of direct or indirect equity interests in borrower or the Mortgaged Property to certain approved REITs controlled by the guarantor (and transfers of interests in such approved REITs so long as such transfers do not result in a change of control of borrower), (iv) transfers among existing members of mezzanine borrower so long as such transfers do not result in a change of control of borrower, (v) certain transfers provided for in the limited liability company agreement of YPI CD Portfolio
                                                     Holdings, LLC, provided that any such transfer that results in the appointment of a replacement manager or managing member of such entity or a replacement guarantor for any portion of the
                                                     Mortgage Loan, shall be subject to certain conditions including rating agency approval, and (vi) transfers of one or more
                                                     individual properties securing the Mortgage Loan to a third party purchaser, subject to certain conditions including payment of a 1/2 percent transfer fee and rating agency approval.
---------------------------------------------------------------------------------------------------------------------
     19           Long Beach Marketplace             The Mortgage Loan documents permit transfers of
                                                     tenancy-in-common interest in the property to additional
                                                     tenant-in-common borrowers wholly owned and controlled, directly or indirectly, by David Lee and/or Ann Po Chou, provided that,
                                                     Wayne Cheng continues to control the Mortgaged Property and day-to-day operations thereof pursuant to the tenants-in-common agreement..
---------------------------------------------------------------------------------------------------------------------
     30           Elm Ridge Center                   The  Mortgage  Loan  documents  permit  transfers of
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     direct or indirect equity interests in the borrower which in the aggregate during the term of the Mortgage Loan (i) do not exceed forty-nine percent and one half (49.5%) of the total direct or indirect legal or beneficial ownership interests in the
                                                     borrower, (ii) do not result in any shareholder's, partner's, member's or other person's interest in the borrower exceeding forty-nine and one half percent (49.5%) of the total direct or indirect legal or beneficial ownership interests in the borrower and (iii) do not result in a change in control of borrower, provided, however, that notwithstanding the foregoing, Patrick
                                                     J. Basset, Jr., or an entity wholly-owned by Patrick J. Basset,
                                                     Jr., shall be permitted to increase his or its ownership
                                                     interest in the borrower and/or Elmgroup Management, Inc. and maintain control of the borrower through the purchase of
                                                     additional ownership interests in the borrower from Talco
                                                     Contractors, Inc., Mary Bacchetta, or their successors.
---------------------------------------------------------------------------------------------------------------------
     62           Hampton Inn South Street           The Mortgage Loan documents permit transfers of all of the
                  Seaport                            Mortgaged Property to a newly formed single purpose entity
                                                     ("Newco") wholly owned directly or indirectly by Hersha
                                                     Hospitality Trust are permitted provided that, (i) Newco is a bankruptcy remote entity which complies with the requirements of the Loan Agreement and the replacement guarantors and
                                                     indemnitors shall be reasonably satisfactory to the lender, (ii)
                                                     the borrower, Newco, the guarantor and the replacement
                                                     guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by the lender or required by the rating agencies, as the case may be, in form and substance reasonably satisfactory to the lender or satisfactory to the rating agencies, as the case may be, in the lender's reasonable discretion or the rating agencies' discretion. as applicable (including assumption documents), (iii) counsel to
                                                     Newco and the replacement guarantors and indemnitors shall deliver to the lender and the rating agencies opinion letters relating to such transfer (including tax and bankruptcy
                                                     opinions) in form and substance reasonably satisfactory to the lender and the rating agencies in the reasonable discretion of each of the lender and the rating agencies, (iv) the borrower shall deliver (or cause to be delivered) to the lender, an endorsement to the lender's title insurance policy relating to the change in the identity of the vestee and the execution and delivery of the transfer documentation in form and substance reasonably acceptable to the ender, (v) the borrower pays all reasonable expenses incurred by the lender in
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     connection with such transfer provided that there shall be no transfer fee charged for such transfer to Newco), including the lender's reasonable attorneys fees and expenses, all recording fees. and all fees payable to the applicable title company for the delivery to the lender of the endorsement referred to in clause (iv) above, and (vi) if required by the lender, after a secondary market transaction, the lender shall have received a rating agency confirmation with respect to such transfer. Also, the lender has a mezzanine loan secured by a pledge of ownership interest in the borrower.
---------------------------------------------------------------------------------------------------------------------
  93, 107,        Courtyard Marriot - Danbury,       The Mortgage Loan documents permit transfers to any of (i)
  124, 134        Courtyard Marriot - Lincoln,       Nathan Benderson, (ii) any present or future lineal descendants
                  Hampton Inn - Ellenton,            of Nathan Benderson and any present or future spouse of Nathan
                  Hampton Inn - Windsor              Benderson or any lineal descendant (the "Benderson Family"),
                                                     (iii) any trust, the beneficiaries or remaindermen of which are a member of the Benderson Family or (iv) any corporation,
                                                     limited liability company, partnership, limited partnership or other entity owned or controlled by the Benderson Family.
---------------------------------------------------------------------------------------------------------------------
  171, 197        WWG Glendale and WWG               The Mortgage Loan documents permit transfers of a controlling
                  Los Angeles                        interest in the borrower, provided that such controlling
                                                     interest is retained by either Clark W. Porter or William W.
                                                     Hobin.
---------------------------------------------------------------------------------------------------------------------
     64           1229 Maple                         The Mortgage Loan documents permit transfer of (i) more than 50%
                                                     of the total direct or indirect equity interests in the
                                                     borrower, or any indirect or direct equity interest that results in a change of control of the borrower, or (ii) all or
                                                     substantially all of the Mortgaged Property, in each case to another party and to multiple tenants-in-common or to a "sponsor tenant-in-common borrower" and not more than twenty-five (25)
                                                     "investor tenant-in-common borrowers" upon the satisfaction of certain customary terms and conditions, including the payment of a transfer fee, lender having approved the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the proposed transferee, the execution and delivery of assumption documents and opinions, and title coverage, and with respect to transfer to tenants-in-common, an acceptable tenants-in common-agreement.
---------------------------------------------------------------------------------------------------------------------
The following Mortgage Loans permit
future mezzanine debt
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

     24           Mansions at Technology Park        The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     43           Colonial Office Park               The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     50           Courtyard by Marriot Tacoma        The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 70% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.40x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     55           City Heights Retail Plaza          The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 70% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.40x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     99           Victorian Quarters at Team         The Mortgage Loan documents permit mezzanine debt, subject to
                  Ranch                              conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     110          Westlake Village Inn               The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     132          Rivergate Plaza & Oak              The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                  Ridge Plaza                        Mortgage Loan and mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.25x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     140          Plaza El Toro                      The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     159          Westgate Plaza - Riverside,        The Mortgage Loan documents permit mezzanine debt, subject to
                  CA                                 conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     161          Garden Ridge Kennesaw              The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 70% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     162          Garden Ridge Norcross              The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 70% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     175          Whisper Lakes                      The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 90% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.10x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     165          22741 Pacific Coast                The Mortgage Loan documents permit mezzanine debt, subject to
                  Highway                            conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 75% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     1.20x and (iii) execution and delivery of an acceptable
                                                     intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     233          Timbers Apartments                 The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.25x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
     239          The Village Apartments             The Mortgage Loan documents permit mezzanine debt, subject to conditions, including (i) the combined Mortgage Loan and
                                                     mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.30x and (iii) execution and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------
The following Mortgage Loans have
existing mezzanine debt:
---------------------------------------------------------------------------------------------------------------------
 3, 4, 5, 6,      YPI Transwestern Portfolio         An equity owner of the borrower pledged its interest in the
    7, 8                                             borrower as security for a $21,480,787 mezzanine loan. An
                                                     intercreditor agreement was executed.
---------------------------------------------------------------------------------------------------------------------
     62           Hampton Inn South Street           An equity owner of the borrower pledged its interest in the
                  Seaport                            borrower as security for a $500,000 mezzanine loan. An
                                                     intercreditor agreement was executed.
---------------------------------------------------------------------------------------------------------------------
     80           Barrett Woods Corporate            An equity owner of the borrower pledged its interest in the
                  Center                             borrower as security for a $2,000,000 mezzanine loan. An
                                                     intercreditor agreement was executed.
---------------------------------------------------------------------------------------------------------------------
The following Mortgage Loans permit
secured subordinate debt:
---------------------------------------------------------------------------------------------------------------------
     43           Colonial Office Park               The borrower is permitted to incur addition al secured
                                                     subordinate indebtedness, provided, among other things, the combined the debt service coverage ratio is at least 1.20x and lender receives an acceptable subordination and standstill agreement.
---------------------------------------------------------------------------------------------------------------------
     236          Storage One at Regena              The borrower is permitted to incur additional secured
                                                     subordinate indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 70% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x,
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

                                                     and (iii) lender has received a satisfactory subordination and standstill agreement.
---------------------------------------------------------------------------------------------------------------------
     268          Cypress Center                     The borrower is permitted to incur additional secured
                                                     subordinate indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 75% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x, and (iii) lender has received a satisfactory subordination and standstill agreement.
---------------------------------------------------------------------------------------------------------------------
The following Mortgage Loans permit
unsecured subordinate debt:
---------------------------------------------------------------------------------------------------------------------
     24           Mansions at Technology Park        The borrower is permitted to incur additional unsecured
                                                     subordinate indebtedness from an affiliated party, provided, among other things, that such indebtedness may not exceed
                                                     $1,000,000.
---------------------------------------------------------------------------------------------------------------------
     35           Warwick Hotel Seattle              The borrower is permitted to incur additional unsecured
                                                     subordinate indebtedness, provided, among other things, that such indebtedness may not exceed $4,000,000.
---------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 37:                     TAX PARCELS.
---------------------------------------------------------------------------------------------------------------------
     22           Greeley Mall                       The Mortgaged Property is part of a tax lot with another
                                                     property. The borrower applied for a separate tax parcel at the time the Mortgage Loan was originated. Local counsel provided an opinion that indicated that the applicable governing authority can be expected to issue a separate tax parcel identification number within 6-9 months and that the lack of a separate tax parcel identification number will not have an adverse effect on the ability of the holder of the Mortgage to exercise its
                                                     remedies. The title policy includes a separate tax parcel
                                                     endorsement.
---------------------------------------------------------------------------------------------------------------------
     269          Ella Louetta Shopping Center       The Mortgaged Property is part of a tax lot with another
                                                     property. The borrower applied for a separate tax parcel at the time the Mortgage Loan was originated. The borrower has
                                                     covenanted that the tax lot will be separated into two separate tax lots by December 31, 2006 and is currently required to escrow funds sufficient to pay all taxes on both the Mortgaged
                                                     Property and the other property included in the tax lot.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  ANNEX A-1
    ID #          MORTGAGE LOAN                      EXCEPTION
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 45:                   FEE SIMPLE INTEREST.
---------------------------------------------------------------------------------------------------------------------
   Various        Certain Countrywide Loans          With respect to any Mortgage Loan in which the interest
                                                     encumbered under the Mortgage is the overlapping fee and
                                                     leasehold interest in the entire Mortgaged Property (and as such, treated as a fee interest in the Mortgaged Property), such
                                                     Mortgage Loan is not the subject of representation 18 and such
                                                     Mortgage Loan is not being listed here as an exception to this representation 45.
---------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION 47:                    OPERATING STATEMENTS.
---------------------------------------------------------------------------------------------------------------------
     171          WWG Glendale                       The borrower is not required to submit cash flow statements or calculations of net operating income.
---------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
      CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE
          LOAN WERE WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND
                               LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                     [None]

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                     [None]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLCFC 2006-4: MORTGAGE LOAN SCHEDULE

                                                                                 PROPERTY
    LOAN #      LOAN GROUP  PROPERTY NAME                            ORIGINATOR  TYPE
-------------------------------------------------------------------------------------------------------

       3            1       200 North LaSalle                        CRF         Office
       4            1       Energy Square I & II                     CRF         Office
     4.01           1       Energy Square II                         CRF         Office
     4.02           1       Energy Square I                          CRF         Office
       5            1       Bannockburn Corporate Center             CRF         Office
       6            1       6688 North Central                       CRF         Office
       7            1       1600 Corporate Center                    CRF         Office
       8            1       Kensington Corporate Center              CRF         Office
      19            1       Long Beach Marketplace                   CRF         Retail
      22            1       Greeley Mall                             CRF         Retail
      24            2       Mansions at Technology Park              CRF         Multifamily
      30            1       Elm Ridge Center                         CRF         Retail
      35            1       Warwick Hotel Seattle                    CRF         Hospitality
      43            1       Colonial Office Park                     CRF         Office
      50            1       Courtyard by Marriott Tacoma             CRF         Hospitality
      53            1       Tarzana Office Properties                CRF         Office
     53.01          1       Moss V-18425 Burbank Blvd                CRF         Office
     53.02          1       Moss I-18455 Burbank Blvd                CRF         Office
     53.03          1       Moss II-18401 Burbank Blvd               CRF         Office
      55            1       City Heights Retail Plaza                CRF         Retail
      56            1       Sutton Station                           CRF         Mixed Use
      59            2       Sonoma Ridge Apartments                  CRF         Multifamily
      60            1       3201 Pennsy Drive                        CRF         Industrial
      62            1       Hampton Inn South Street Seaport         CRF         Hospitality
      64            1       1229 Maple                               CRF         Retail
      70            1       Poughkeepsie Center                      CRF         Retail
      75            1       Campus Realty Student Housing Portfolio  CRF         Various
     75.01          1       1316 Geddes Avenue                       CRF         Multifamily
     75.02          1       1305-1309 S. University Avenue           CRF         Multifamily
     75.03          1       1113 Willard Street                      CRF         Multifamily
     75.04          1       1335 S. University Avenue                CRF         Multifamily
     75.05          1       614 Monroe Street                        CRF         Multifamily
     75.06          1       1336 Geddes Avenue                       CRF         Multifamily
     75.07          1       1610-18 Washtenaw Avenue                 CRF         Multifamily
     75.08          1       1327 Geddes Avenue                       CRF         Office
      77            2       Choice - Northtowne MHP                  CRF         Manufactured Housing
      78            2       Choice - Marysville MHP                  CRF         Manufactured Housing
      79            1       Palmer Portfolio                         CRF         Various
Loan Component      1       Palmer Portfolio - East Avenue Commons   CRF         Multifamily
Loan Component      1       Palmer Portfolio - The Alexandrian       CRF         Multifamily
Loan Component      1       Palmer Portfolio - Goodman Street        CRF         Office
      80            1       Barrett Woods Corporate Center           CRF         Office
      83            1       McGregor Shopping Center                 CRF         Retail
      84            1       Brighton Valley                          CRF         Various
     84.01          1       Brighton Valley Independence Village     CRF         Multifamily
     84.02          1       Brighton Day Care-Children's World       CRF         Other
      85            1       Campbell Industrial Park Warehouse       CRF         Industrial
      87            1       Martin's Plaza - Dunkirk                 CRF         Retail
      90            1       McKibbon-Residence Inn Charlotte         CRF         Hospitality
      93            1       Courtyard by Marriott - Danbury          CRF         Hospitality
      94            1       Flextronics                              CRF         Industrial
      99            2       Victorian Quarters at Team Ranch         CRF         Multifamily
      100           1       Residence Inn - DIA                      CRF         Hospitality
      103           1       Prospect Square                          CRF         Mixed Use
      104           1       Kintetsu Mall                            CRF         Retail
      105           1       Goffstown Plaza                          CRF         Retail
      106           2       Lythgoe MFH Portfolio                    CRF         Multifamily
    106.01          2       80th Avenue                              CRF         Multifamily
    106.02          2       Strawberry                               CRF         Multifamily
    106.03          2       Woburn                                   CRF         Multifamily
    106.04          2       64th Avenue                              CRF         Multifamily
    106.05          2       Lunar                                    CRF         Multifamily
    106.06          2       Bearfoot                                 CRF         Multifamily
      107           1       Courtyard by Marriott - Lincoln          CRF         Hospitality
      108           1       Main Street Plaza                        CRF         Mixed Use
      109           1       McKibbon-Homewood Suites Knoxville       CRF         Hospitality
      110           1       Westlake Village Inn                     CRF         Hospitality
      111           1       Gottschalks Capitola                     CRF         Retail
      119           1       Walk at John's Creek                     CRF         Retail
      120           1       Paradise Valley Medical Plaza            CRF         Office
      123           1       Carlsbad Village Self Storage            CRF         Self Storage
      124           1       Hampton Inn - Ellenton, FL               CRF         Hospitality
      125           1       Martin's Plaza  Derby                    CRF         Retail
      128           2       Victoria Park Apartments                 CRF         Multifamily
      129           1       Bloomington Center                       CRF         Retail
      130           1       The Meadows MHP                          CRF         Manufactured Housing
      132           1       Rivergate Plaza & Oak Ridge Plaza        CRF         Retail
    132.01          1       Oak Ridge Plaza                          CRF         Retail
    132.02          1       Rivergate Plaza                          CRF         Retail
      134           1       Hampton Inn - Windsor                    CRF         Hospitality
      138           1       Flagship Office Building                 CRF         Office
      140           1       Plaza El Toro                            CRF         Retail
      141           1       Springhill Suites by Marriott            CRF         Hospitality
      145           1       Wright Line HQ                           CRF         Industrial
      147           1       318-332 Santa Monica Boulevard           CRF         Retail
      149           1       Anchor Square Shopping Center            CRF         Retail
      150           1       Kabuki Theatre                           CRF         Retail
      151           1       AA U-Stor-M                              CRF         Self Storage
      155           1       Moorpark Plaza                           CRF         Mixed Use
      156           2       Foothill Courtyard Apartments            CRF         Multifamily
      159           1       Westgate Plaza - Riverside, CA           CRF         Retail
      160           1       Medplex I and II                         CRF         Office
    160.01          1       Medplex I                                CRF         Office
    160.02          1       Medplex II                               CRF         Office
      161           1       Garden Ridge Kennesaw                    CRF         Retail
      162           1       Garden Ridge Norcross                    CRF         Retail
      163           1       Washington Shoe Mfg Co. Building         CRF         Office
      165           1       22741 Pacific Coast Highway              CRF         Office
      166           1       761 Corporate Center Drive               CRF         Office
      168           2       Willow Ridge Apartments                  CRF         Multifamily
      170           2       Canyon Walk Apartments                   CRF         Multifamily
      171           1       WWG - Glendale                           CRF         Self Storage
      172           1       Gold Coast Real Estate                   CRF         Office
      173           1       Fitzgerald Parking Lots                  CRF         Other
      175           1       Whisper Lakes                            CRF         Retail
      176           1       433 Lincoln Road                         CRF         Retail
      179           1       Paseo Plaza                              CRF         Retail
      180           1       Carmel Office Court                      CRF         Mixed Use
      181           1       Rock Oak Estates MHC                     CRF         Manufactured Housing
      182           1       Hillcrest Garden Center                  CRF         Mixed Use
      183           2       Town Square                              CRF         Multifamily
      184           1       Medical Arts Building                    CRF         Mixed Use
      186           1       The Hotel                                CRF         Hospitality
      187           2       Warehouse Apartments                     CRF         Multifamily
      189           2       Courtyard at Exchange Alley              CRF         Multifamily
      193           1       Old Barn Self Storage                    CRF         Self Storage
      195           1       Midland Clarion                          CRF         Hospitality
      196           1       Miyako Mall                              CRF         Retail
      197           1       WWG - Los Angeles                        CRF         Self Storage
      201           2       Ticon-Taylor's Pond Apartments           CRF         Multifamily
      202           1       Westsound Plaza                          CRF         Retail
      203           2       Wood Ridge Apartments                    CRF         Multifamily
      208           1       Torrington Self Storage                  CRF         Self Storage
      209           1       Laguna Village Plaza                     CRF         Retail
      210           1       Comfort Inn - Tempe, AZ                  CRF         Hospitality
      212           1       Civic Center Plaza Norwalk               CRF         Retail
      213           2       Casa Claire                              CRF         Multifamily
      214           1       312 E 1st Street                         CRF         Office
      215           1       Santa Monica Place                       CRF         Retail
      216           2       Wynwood Apartments                       CRF         Multifamily
      217           1       Storage Master                           CRF         Self Storage
      222           1       Teems Retail Portfolio                   CRF         Retail
    222.01          1       Jenkinsburg Junction                     CRF         Retail
    222.02          1       Spivey Crossing Center                   CRF         Retail
    222.03          1       Chambers Plaza                           CRF         Retail
    222.04          1       Jackson Square                           CRF         Retail
    222.05          1       Flippen Junction                         CRF         Retail
      223           2       Pebble Creek Apts                        CRF         Multifamily
      224           1       Vegas Mountain Shopping Center           CRF         Retail
      225           1       AA Climate Control II                    CRF         Self Storage
      226           1       Rib Mountain Shopping Center             CRF         Retail
      227           1       Post Whiting Center                      CRF         Office
      230           1       Horizon Center                           CRF         Retail
      231           1       Oak Plaza                                CRF         Retail
      232           1       Pines Road Marketplace                   CRF         Retail
      233           2       Timbers Apartments                       CRF         Multifamily
      235           1       Big Spring Marketplace                   CRF         Retail
      236           1       Storage One at Regena                    CRF         Self Storage
      237           1       Woodbury Courts                          CRF         Retail
      239           2       The Village Apartments                   CRF         Multifamily
      240           2       Arrowhead MHP                            CRF         Manufactured Housing
      241           2       Laurel Canyon Apartments                 CRF         Multifamily
      242           1       Green Turtle Plaza                       CRF         Retail
      243           1       Boulevard Plaza                          CRF         Retail
      245           1       StorageHouse Self Storage                CRF         Self Storage
      247           1       Wavell Showcase & Furniture              CRF         Industrial
      248           1       Hobart Plaza                             CRF         Retail
      249           1       Spectrum Health Grand Rapids             CRF         Office
      250           2       Holiday Acres                            CRF         Manufactured Housing
      252           1       Mays Crossing                            CRF         Retail
      253           1       Available Self Storage                   CRF         Self Storage
      254           1       222 Camp Wisdom Village                  CRF         Retail
      255           2       Longfellow Apartments                    CRF         Multifamily
      256           2       Vineyards on Garland Apartments          CRF         Multifamily
      257           1       Centerpointe Plaza                       CRF         Retail
      258           1       Golden West Plaza                        CRF         Retail
      260           1       Shops at Waterloo                        CRF         Retail
      261           2       Jefferson Manor Townhomes                CRF         Multifamily
      262           1       Oakbrooke Centre                         CRF         Retail
      263           1       Memorial Drive Retail Center             CRF         Retail
      265           1       3826 South New Hope Road                 CRF         Retail
      267           1       Iron Mountain                            CRF         Industrial
      268           1       Cypress Center                           CRF         Retail
      269           1       Louetta Shopping Center                  CRF         Retail
      270           1       Callaghan Corners                        CRF         Retail
      271           1       Shops of South Cobb                      CRF         Retail
      272           1       Taylor Plaza-Montgomery                  CRF         Retail
      273           2       Collindale Apartments                    CRF         Multifamily
      274           1       Fed-Ex Kinkos                            CRF         Retail
      275           1       Southwest Mini Storage                   CRF         Self Storage
      276           2       Fairways Apartments                      CRF         Multifamily
      277           1       Lewis Lockup                             CRF         Self Storage

    LOAN #      STREET ADDRESS
-----------------------------------------------------------------------------------------------------------------------

       3        200 North LaSalle Street
       4        Various
     4.01       4849 Greenville Avenue
     4.02       4925 Greenville Avenue
       5        3000 Lakeside Drive
       6        6688 North Central Expressway
       7        1600 West Golf Road
       8        1660 Feehanville Road
      19        6401-6605 East Pacific Coast Highway
      22        2050 Greeley Mall Street
      24        2 River Chase
      30        3530-3820 West Ridge Road
      35        401 Lenora Street
      43        100-800 & 2000 Interstate Park Center
      50        1515 Commerce Street
      53        Various
     53.01      18425 Burbank Boulevard
     53.02      18455 Burbank Boulevard
     53.03      18401 Burbank Boulevard
      55        4365, 4371, 4403, 4415, 4435 University Avenue, 3807, 3879, 3895 Fairmount Avenue, 4440 Wightman Street
      56        5717-5850 Fayetteville Road
      59        2900 Saint Paul Drive
      60        3201 Pennsy Drive
      62        320 Pearl Street
      64        1229-1299 Maple Avenue
      70        2016-2024 South Road
      75        Various
     75.01      1316 Geddes Avenue
     75.02      1305-1309 South University Avenue
     75.03      1113 Willard Street
     75.04      1335 South University Avenue
     75.05      614 Monroe Street
     75.06      1336 Geddes Avenue
     75.07      1610-1612 &1616-1618 Washtenaw Avenue
     75.08      1327 Geddes Avenue
      77        6255 Telegraph Road
      78        506 North Main Street
      79        Various
Loan Component  101-129 East Avenue
Loan Component  286-300 Alexander Street
Loan Component  247 North Goodman Street
      80        13515-13545 Barrett Parkway Drive
      83        3930-3940 Airport Boulevard
      84        Various
     84.01      7700 &7800 Nemco Way
     84.02      7600 Nemco Way
      85        91-315 Hanua Street
      87        3955 Vineyard Drive
      90        6030 J.A. Jones Drive
      93        3 Eagle Road
      94        2241, 2243, and 2245 Lundy Avenue
      99        8889 Cook Ranch Road
      100       16470 East 40th Circle
      103       1025 Prospect Street
      104       1737 Post Street
      105       553 Mast Road
      106       Various
    106.01      2001-2171 West 80th Avenue
    106.02      2100-2110 Strawberry Road
    106.03      7321-7327 Woburn Circle
    106.04      2625-2651 East 64th Avenue
    106.05      3855 Lunar Drive
    106.06      7100 Bearfoot Drive
      107       636 George Washington Highway
      108       3110 Main Street
      109       10935 Turkey Drive
      110       31943 Agoura Road
      111       1825 41st Avenue
      119       11030 & 11035 Bell Road
      120       5410 North Scottsdale Road
      123       3235 Tyler Street
      124       5810 20th Court East
      125       6914 North Erie Road
      128       8600 South Course
      129       7940 Penn Avenue South
      130       3541 Calle Principal
      132       Various
    132.01      2380 West Oak Ridge Road
    132.02      160 South Nova Road
      134       2168 Poquonock Avenue
      138       2 West Baltimore Avenue
      140       23330-23384, 23404 El Toro Road and 24842-24882 Muirlands Boulevard
      141       6325 North Cloverdale Road
      145       160 Gold Star Boulevard
      147       318-332 Santa Monica Boulevard
      149       6500 Eastern Avenue
      150       1881 Post Street
      151       1675 West 11th Street
      155       510-540 New Los Angeles Avenue
      156       1360 Foothill Drive
      159       3724-3758 La Sierra & 11130-11170 Magnolia Avenues
      160       Various
    160.01      4515 Southlake Parkway
    160.02      4517 Southlake Parkway
      161       2875 George Busbee Parkway
      162       1887 Willow Trail Parkway
      163       159 South Jackson Street
      165       22741 Pacific Coast Highway
      166       761 Corporate Center Drive
      168       500 Old Farm Lane
      170       1502 West Glendale Avenue
      171       6310 West Union Hills Drive
      172       11250 Northwest 20 Street
      173       3694 Washington Street/15 Morton Street; 588 Commercial Street; 97 Revere Beach Parkway
      175       2100-2180 Whisper Lakes Boulevard
      176       433-445 Lincoln Road
      179       1805 East Ruben Torres Boulevard
      180       301 East Carmel Court
      181       10065 Main Street
      182       2800-2824 Camino Dos Rios
      183       930 School Street
      184       277 Alexander Street
      186       801 Collins Avenue
      187       405 Cross Street
      189       1323 East Main Street
      193       175 Springhill Drive
      195       4300 West Wall Street
      196       22 Peace Plaza
      197       2525, 2529, 2531 Sawtelle Boulevard
      201       401 Archdale Drive
      202       9960 Silverdale Way
      203       1900 Burton Drive
      208       260 Technology Park Drive
      209       9168-9174 Franklin Boulevard
      210       1031 East Apache Boulevard
      212       12231-12375 Imperial Highway
      213       1125 Hillcrest Street
      214       312 East 1st Street
      215       2461 Santa Monica Boulevard
      216       1267 A Nelson Street
      217       1435 Sebastopol Road
      222       Various
    222.01      2093 North Highway 42
    222.02      3530 Walt Stephens Road
    222.03      2260 Jonesboro Road
    222.04      200 Mulberry Street
    222.05      4462 Walt Stephens Road
      223       1454 Hussman Avenue
      224       2506 Seventh Street
      225       6701 Gulfway Drive
      226       4500 Rib Mountain Drive
      227       2417 Post Road
      230       13497 Research Boulevard
      231       3005 South 83rd Plaza
      232       6730 Pines Road
      233       1224 North Albert Pike Avenue
      235       111 East Marcy Street
      236       6275 North Tenaya Way
      237       124-128 South River Road
      239       3600 Kinkead Avenue
      240       4175 West 4th Street
      241       6901 Laurel Canyon Boulevard
      242       2532-2562-2592 West Indiantown Road
      243       696 East Altamonte Boulevard
      245       401 North Scribner Street and 131 East Hudgins Street
      247       10821 & 10831 Bloomfield Street
      248       5301 Sunset Boulevard
      249       3350 Broadmoor Avenue Southeast
      250       2701 Leary Lane
      252       300 Mays Crossing Drive
      253       37200 Post Street
      254       222 West Camp Wisdom Road
      255       1215 Longfellow
      256       2000 North Garland Avenue
      257       2668 South 31st Street
      258       9704-9744 Lower Azusa Road
      260       6130-6160 Gender Road
      261       1-37 Jefferson Court
      262       337 Oakbrooke Drive
      263       4065 Memorial Drive
      265       3826 South New Hope Road
      267       1699 Hobbs Road
      268       229 North Del Prado Boulevard
      269       3930 Louetta Road
      270       8002 Callaghan Road
      271       4585 South Cobb Drive
      272       7711 Averiett Drive
      273       5223 Collindale Road
      274       5895 Christie Avenue
      275       5811 49th Street
      276       1237 38th Street South
      277       6350 South Lewis Avenue East

                                                                                                  CUT-OFF DATE    ORIGINAL
    LOAN #      CITY                            COUNTY              STATE               ZIP CODE   BALANCE ($)  BALANCE ($)
---------------------------------------------------------------------------------------------------------------------------

       3        Chicago                         Cook                IL                     60601    92,000,000   92,000,000
       4        Dallas                          Dallas              TX                     75206    47,900,000   47,900,000
     4.01       Dallas                          Dallas              TX                     75206    27,947,894   27,947,894
     4.02       Dallas                          Dallas              TX                     75206    19,952,106   19,952,106
       5        Bannockburn                     Lake                IL                     60015    28,800,000   28,800,000
       6        Dallas                          Dallas              TX                     75206    28,000,000   28,000,000
       7        Rolling Meadows                 Cook                IL                     60008    18,900,000   18,900,000
       8        Mount Prospect                  Cook                IL                     60056     8,800,000    8,800,000
      19        Long Beach                      Los Angeles         CA                     90803    46,000,000   46,000,000
      22        Greeley                         Weld                CO                     80631    41,400,000   41,400,000
      24        North Greenbush                 Rensselaer          NY                     12144    41,000,000   41,000,000
      30        Greece                          Monroe              NY                     14626    32,687,624   32,900,000
      35        Seattle                         King                WA                     98121    27,959,096   28,000,000
      43        Montgomery                      Montgomery          AL                     36109    23,500,000   23,500,000
      50        Tacoma                          Pierce              WA                     98402    21,450,000   21,450,000
      53        Tarzana                         Los Angeles         CA                     91356    21,000,000   21,000,000
     53.01      Tarzana                         Los Angeles         CA                     91356    13,090,000   13,090,000
     53.02      Tarzana                         Los Angeles         CA                     91356     4,200,000    4,200,000
     53.03      Tarzana                         Los Angeles         CA                     91356     3,710,000    3,710,000
      55        San Diego                       San Diego           CA                     92105    20,000,000   20,000,000
      56        Durham                          Durham              NC                     27713    19,750,000   19,750,000
      59        Santa Rosa                      Sonoma              CA                     95405    19,500,000   19,500,000
      60        Landover                        Prince George's     MD                     20785    19,400,000   19,400,000
      62        New York                        New York            NY                     10038    19,250,000   19,250,000
      64        Los Angeles                     Los Angeles         CA                     90015    19,000,000   19,000,000
      70        Poughkeepsie                    Dutchess            NY                     12601    17,600,000   17,600,000
      75        Ann Arbor                       Washtenaw           MI                     48104    16,500,000   16,500,000
     75.01      Ann Arbor                       Washtenaw           MI                     48104     4,115,000    4,115,000
     75.02      Ann Arbor                       Washtenaw           MI                     48104     2,935,000    2,935,000
     75.03      Ann Arbor                       Washtenaw           MI                     48104     2,840,000    2,840,000
     75.04      Ann Arbor                       Washtenaw           MI                     48104     1,920,000    1,920,000
     75.05      Ann Arbor                       Washtenaw           MI                     48104     1,775,000    1,775,000
     75.06      Ann Arbor                       Washtenaw           MI                     48104     1,160,000    1,160,000
     75.07      Ann Arbor                       Washtenaw           MI                     48104     1,135,000    1,135,000
     75.08      Ann Arbor                       Washtenaw           MI                     48104       620,000      620,000
      77        Erie                            Monroe              MI                     48133    11,120,000   11,120,000
      78        Marysville                      Union               OH                     43040     5,190,669    5,200,000
      79        Rochester                       Monroe              NY                   Various    16,248,371   16,250,000
Loan Component  Rochester                       Monroe              NY                     14604    12,350,000   12,350,000
Loan Component  Rochester                       Monroe              NY                     14607     2,500,000    2,500,000
Loan Component  Rochester                       Monroe              NY                     14607     1,398,371    1,400,000
      80        Ballwin                         Saint Louis         MO                     63021    16,000,000   16,000,000
      83        Mobile                          Mobile              AL                     36608    15,300,000   15,300,000
      84        Brighton                        Livingston          MI                     48116    15,200,000   15,200,000
     84.01      Brighton                        Livingston          MI                     48116    13,621,294   13,621,294
     84.02      Brighton                        Livingston          MI                     48116     1,578,706    1,578,706
      85        Kapolei                         Honolulu            HI                     96707    15,000,000   15,000,000
      87        Dunkirk                         Chautauqua          NY                     14048    14,981,286   15,000,000
      90        Charlotte                       Mecklenburg         NC                     28287    14,774,755   14,800,000
      93        Danbury                         Fairfield           CT                      6810    14,347,478   14,399,000
      94        San Jose                        Santa Clara         CA                     95131    14,250,000   14,250,000
      99        Benbrook                        Tarrant             TX                     76126    14,000,000   14,000,000
      100       Aurora                          Adams               CO                     80011    13,985,441   14,000,000
      103       San Diego                       San Diego           CA                     92037    13,575,000   13,575,000
      104       San Francisco                   San Francisco       CA                     94115    13,400,000   13,400,000
      105       Goffstown                       Hillsborough        NH                      3045    13,000,000   13,000,000
      106       Anchorage                       Anchorage           AK                   Various    12,679,522   12,700,000
    106.01      Anchorage                       Anchorage           AK                     99502     7,714,557    7,727,017
    106.02      Anchorage                       Anchorage           AK                     99502     1,713,603    1,716,371
    106.03      Anchorage                       Anchorage           AK                     99502     1,153,618    1,155,481
    106.04      Anchorage                       Anchorage           AK                     99507     1,108,567    1,110,357
    106.05      Anchorage                       Anchorage           AK                     99504       497,572      498,376
    106.06      Anchorage                       Anchorage           AK                     99502       491,604      492,398
      107       Lincoln                         Providence          RI                      2865    12,530,004   12,575,000
      108       Santa Monica                    Los Angeles         CA                     90405    12,500,000   12,500,000
      109       Knoxville                       Knox                TN                     37922    12,179,142   12,200,000
      110       Westlake Village                Los Angeles         CA                     91361    12,000,000   12,000,000
      111       Capitola                        Santa Cruz          CA                     95010    11,950,000   11,950,000
      119       Duluth                          Fulton              GA                     30097    10,949,358   10,960,000
      120       Paradise Valley                 Maricopa            AZ                     85253    10,750,000   10,750,000
      123       Carlsbad                        San Diego           CA                     92008     9,887,782    9,900,000
      124       Ellenton                        Manatee             FL                     34222     9,681,234    9,716,000
      125       Evans                           Erie                NY                     14047     9,488,148    9,500,000
      128       Houston                         Harris              TX                     77099     9,135,000    9,135,000
      129       Bloomington                     Hennepin            MN                     55431     9,090,225    9,100,000
      130       Chico                           Butte               CA                     95973     9,000,000    9,000,000
      132       Various                         Various             FL                   Various     8,967,247    9,200,000
    132.01      Orlando                         Orange              FL                     32819     4,834,516    4,960,000
    132.02      Daytona Beach                   Volusia             FL                     32174     4,132,731    4,240,000
      134       Windsor                         Hartford            CT                      6095     8,766,519    8,798,000
      138       Media                           Delaware            PA                     19063     8,600,000    8,600,000
      140       Lake Forest                     Orange              CA                     92630     8,400,000    8,400,000
      141       Boise                           Ada                 ID                     83713     8,392,347    8,400,000
      145       Worcester                       Worcester           MA                      1606     8,000,000    8,000,000
      147       Santa Monica                    Los Angeles         CA                     90401     7,900,000    7,900,000
      149       Baltimore                       Baltimore City      MD                     21224     7,786,023    7,800,000
      150       San Francisco                   San Francisco       CA                     94115     7,689,392    7,700,000
      151       Upland                          San Bernardino      CA                     91786     7,500,000    7,500,000
      155       Moorpark                        Ventura             CA                     93021     7,100,000    7,100,000
      156       Vista                           San Diego           CA                     92084     7,090,611    7,100,000
      159       Riverside                       Riverside           CA                     92505     6,700,000    6,700,000
      160       Hoover                          Shelby              AL                     35244     6,600,000    6,600,000
    160.01      Hoover                          Shelby              AL                     35244     3,960,000    3,960,000
    160.02      Hoover                          Shelby              AL                     35244     2,640,000    2,640,000
      161       Kennesaw                        Cobb                GA                     30144     6,493,615    6,500,000
      162       Norcross                        Gwinnett            GA                     30093     6,493,615    6,500,000
      163       Seattle                         King                WA                     98104     6,487,981    6,500,000
      165       Malibu                          Los Angeles         CA                     90265     6,000,000    6,000,000
      166       Pomona                          Los Angeles         CA                     91768     6,000,000    6,000,000
      168       Prattville                      Elmore              AL                     36066     6,000,000    6,000,000
      170       Phoenix                         Maricopa            AZ                     85021     5,925,000    5,925,000
      171       Glendale                        Maricopa            AZ                     85308     5,900,000    5,900,000
      172       Miami                           Miami-Dade          FL                     33172     5,850,000    5,850,000
      173       Jamaica Plain; Boston; Medford  Suffolk; Middlesex  MA       02130; 02109; 02155     5,794,475    5,800,000
      175       Orlando                         Orange              FL                     32837     5,750,000    5,750,000
      176       Miami                           Miami-Dade          FL                     33139     5,700,000    5,700,000
      179       Brownsville                     Cameron             TX                     78526     5,600,000    5,600,000
      180       Carmel                          Hamilton            IN                     46032     5,575,000    5,575,000
      181       Clarence                        Erie                NY                     14031     5,500,000    5,500,000
      182       Newbury Park                    Ventura             CA                     91320     5,495,152    5,500,000
      183       Des Moines                      Polk                IA                     50309     5,494,514    5,500,000
      184       Rochester                       Monroe              NY                     14607     5,394,675    5,400,000
      186       Miami Beach                     Miami-Dade          FL                     33139     5,241,234    5,250,000
      187       College Station                 Brazos              TX                     77840     5,225,000    5,225,000
      189       Richmond                        Richmond City       VA                     23219     4,995,015    5,000,000
      193       Grass Valley                    Nevada              CA                     95945     4,500,000    4,500,000
      195       Midland                         Midland             TX                     79703     4,475,134    4,481,250
      196       San Francisco                   San Francisco       CA                     94115     4,450,000    4,450,000
      197       Los Angeles                     Los Angeles         CA                     90064     4,400,000    4,400,000
      201       Durham                          Durham              NC                     27707     4,000,000    4,000,000
      202       Silverdale                      Kitsap              WA                     98383     4,000,000    4,000,000
      203       Austin                          Travis              TX                     78741     3,996,063    4,000,000
      208       Torrington                      Litchfield          CT                      6790     3,800,000    3,800,000
      209       Elk Grove                       Sacramento          CA                     95758     3,798,120    3,805,000
      210       Tempe                           Maricopa            AZ                     85281     3,793,944    3,800,000
      212       Norwalk                         Los Angeles         CA                     90650     3,739,867    3,750,000
      213       Mesquite                        Dallas              TX                     75149     3,739,338    3,750,000
      214       Los Angeles                     Los Angeles         CA                     90012     3,600,000    3,600,000
      215       Santa Monica                    Los Angeles         CA                     90404     3,600,000    3,600,000
      216       Richmond                        Richmond City       VA                     23231     3,600,000    3,600,000
      217       Santa Rosa                      Sonoma              CA                     95407     3,593,708    3,600,000
      222       Various                         Various             GA                   Various     3,375,000    3,375,000
    222.01      Jenkinsburg                     Butts               GA                     30234       901,178      901,178
    222.02      Stockbridge                     Henry               GA                     30281       865,838      865,838
    222.03      McDonough                       Henry               GA                     30253       689,136      689,136
    222.04      Jackson                         Butts               GA                     30233       477,094      477,094
    222.05      Stockbridge                     Henry               GA                     30281       441,754      441,754
      223       Gardnerville                    Polk                NV                     89410     3,291,076    3,300,000
      224       Las Vegas                       San Miguel          NM                     87701     3,230,000    3,230,000
      225       Groves                          Jefferson           TX                     77619     3,220,000    3,220,000
      226       Wasau                           Marathon            WI                     54401     2,347,817    2,350,000
      227       Stevens Point                   Portage             WI                     54481       849,235      850,000
      230       Austin                          Williamson          TX                     78750     3,100,000    3,100,000
      231       Omaha                           Douglas             NE                     68124     3,000,000    3,000,000
      232       Shreveport                      Caddo               LA                     71129     3,000,000    3,000,000
      233       Fort Smith                      Sebastian           AR                     72904     2,980,000    2,980,000
      235       Big Spring                      Howard              TX                     79720     2,827,167    2,830,000
      236       Las Vegas                       Clark               NV                     89130     2,795,084    2,800,000
      237       Bedford                         Hillsborough        NH                      3110     2,645,545    2,650,000
      239       Fort Smith                      Sebastian           AR                     72903     2,575,200    2,575,200
      240       Reno                            Washoe              NV                     89523     2,536,847    2,550,000
      241       North Hollywood                 Los Angeles         CA                     91605     2,497,549    2,500,000
      242       Jupiter                         Palm Beach          FL                     33458     2,495,580    2,500,000
      243       Altamonte Springs               Seminole            FL                     32701     2,495,221    2,500,000
      245       Grapevine                       Tarrant             TX                     76051     2,450,000    2,450,000
      247       Los Alamitos                    Orange              CA                     90720     2,397,661    2,400,000
      248       Los Angeles                     Los Angeles         CA                     90027     2,397,624    2,400,000
      249       Kentwood                        Kent                MI                     49512     2,395,805    2,400,000
      250       Victoria                        Victoria            TX                     77901     2,350,000    2,350,000
      252       Round Rock                      Williamson          TX                     78664     2,245,000    2,245,000
      253       Fremont                         Alameda             CA                     94536     2,200,000    2,200,000
      254       Duncanville                     Dallas              TX                     75116     2,197,790    2,200,000
      255       Beaumont                        Jefferson           TX                     77706     2,097,324    2,100,000
      256       Fayetteville                    Washington          AR                     72701     2,066,280    2,070,000
      257       Temple                          Bell                TX                     76504     2,050,000    2,050,000
      258       El Monte                        Los Angeles         CA                     91731     2,038,000    2,040,000
      260       Canal Winchester                Franklin            OH                     74560     1,890,000    1,890,000
      261       Fairport                        Monroe              NY                     14450     1,870,000    1,870,000
      262       Mount Washington                Bullitt             KY                     40047     1,867,516    1,875,000
      263       Decatur                         Dekalb              GA                     30032     1,746,941    1,750,000
      265       Gastonia                        Gaston              NC                     28056     1,700,000    1,700,000
      267       Auburndale                      Polk                FL                     33823     1,497,455    1,500,000
      268       Cape Coral                      Lee                 FL                     33909     1,497,437    1,500,000
      269       Spring                          Harris              TX                     77388     1,495,891    1,500,000
      270       San Antonio                     Bexar               TX                     78230     1,460,000    1,460,000
      271       Smyrna                          Cobb                GA                     30080     1,297,634    1,300,000
      272       Montgomery                      Montgomery          AL                     36116     1,150,000    1,150,000
      273       Richmond                        Chesterfield        VA                     23234     1,059,000    1,060,000
      274       Emeryville                      Alameda             CA                     94608     1,000,000    1,000,000
      275       Lubbock                         Lubbock             TX                     79424       917,586      920,000
      276       Birmingham                      Jefferson           AL                     35222       914,000      914,000
      277       Tulsa                           Tulsa               OK                     74136       759,360      760,000

                MONTHLY P&I DEBT  ANNUAL P&I DEBT  INTEREST     PRIMARY         MASTER        TRUSTEE AND   SUB SERVICING  ADMIN.
    LOAN #         SERVICE ($)      SERVICE ($)     RATE %   SERVICING FEE  SERVICING FEE  PAYING AGENT FEE    FEE RATE    FEE %
-----------------------------------------------------------------------------------------------------------------------------------

       3              453,174.54     5,438,094.48    5.8300          0.010          0.010            0.0004                0.0204
       4              235,946.31     2,831,355.72    5.8300          0.010          0.010            0.0004                0.0204
     4.01
     4.02
       5              141,863.33     1,702,359.96    5.8300          0.010          0.010            0.0004                0.0204
       6              137,922.69     1,655,072.28    5.8300          0.010          0.010            0.0004                0.0204
       7               93,097.81     1,117,173.72    5.8300          0.010          0.010            0.0004                0.0204
       8               43,347.13       520,165.56    5.8300          0.010          0.010            0.0004                0.0204
      19              219,435.97     2,633,231.64    5.6460          0.010          0.010            0.0004                0.0204
      22              254,368.65     3,052,423.80    6.2300          0.010          0.010            0.0004                0.0204
      24              198,043.76     2,376,525.12    5.7170          0.010          0.010            0.0004                0.0204
      30              196,406.84     2,356,882.08    5.9600          0.010          0.010            0.0004                0.0204
      35              179,037.61     2,148,451.32    5.9200          0.010          0.010            0.0004                0.0204
      43              138,036.65     1,656,439.80    5.8100          0.010          0.010            0.0004                0.0204
      50              127,296.42     1,527,557.04    5.9050          0.010          0.010            0.0004                0.0204
      53              126,310.93     1,515,731.16    6.0300          0.010          0.010            0.0004                0.0204
     53.01
     53.02
     53.03
      55               91,925.93     1,103,111.16    5.4400          0.010          0.010            0.0004                0.0204
      56              114,128.95     1,369,547.40    5.6600          0.010          0.010            0.0004                0.0204
      59              115,536.87     1,386,442.44    4.6500          0.010          0.010            0.0004                0.0204
      60               94,905.07     1,138,860.84    5.7900          0.010          0.010            0.0004                0.0204
      62              119,943.91     1,439,326.92    6.3630          0.010          0.010            0.0004                0.0204
      64              113,792.47     1,365,509.64    5.9900          0.010          0.010            0.0004                0.0204
      70               96,774.72     1,161,296.64    5.6950          0.010          0.010            0.0004                0.0204
      75               96,289.52     1,155,474.24    5.7500          0.010          0.010            0.0004                0.0204
     75.01
     75.02
     75.03
     75.04
     75.05
     75.06
     75.07
     75.08
      77               66,884.65       802,615.80    6.0300          0.010          0.010            0.0004                0.0204
      78               31,458.01       377,496.12    6.0840          0.010          0.010            0.0004                0.0204
      79               95,125.09     1,141,501.08    5.7572          0.010          0.010            0.0004                0.0204
Loan Component         71,992.81       863,913.72    5.7400          0.010          0.010            0.0004                0.0204
Loan Component         14,573.44       174,881.28    5.7400          0.010          0.010            0.0004                0.0204
Loan Component          8,558.84       102,706.08    5.9400          0.010          0.010            0.0004                0.0204
      80               98,223.57     1,178,682.84    6.2220          0.010          0.010            0.0004                0.0204
      83               89,286.65     1,071,439.80    5.7500          0.010          0.010            0.0004                0.0204
      84               91,816.87     1,101,802.44    6.0700          0.010          0.010            0.0004                0.0204
     84.01
     84.02
      85               88,012.96     1,056,155.52    5.8000          0.010          0.010            0.0004                0.0204
      87               93,251.62     1,119,019.44    5.9630          0.010          0.010            0.0004                0.0204
      90               91,675.52     1,100,106.24    6.3070          0.010          0.010            0.0004                0.0204
      93               87,443.29     1,049,319.48    6.1200          0.010          0.010            0.0004                0.0204
      94               67,423.61       809,083.32    5.6000          0.010          0.010            0.0004                0.0204
      99               84,207.29     1,010,487.48    6.0300          0.010          0.010            0.0004                0.0204
      100              81,887.06       982,644.72    5.7710          0.010          0.010            0.0004                0.0204
      103              64,918.04       779,016.48    5.6600          0.010          0.010            0.0004                0.0204
      104              82,506.10       990,073.20    6.2500          0.010          0.010            0.0004                0.0204
      105              64,584.72       775,016.64    5.8800          0.010          0.010            0.0004                0.0204
      106              80,690.70       968,288.40    6.5500          0.010          0.010            0.0004                0.0204
    106.01
    106.02
    106.03
    106.04
    106.05
    106.06
      107              76,366.37       916,396.44    6.1200          0.010          0.010            0.0004                0.0204
      108              73,662.84       883,954.08    5.8400          0.010          0.010            0.0004                0.0204
      109              75,490.82       905,889.84    6.2970          0.010          0.010            0.0004                0.0204
      110              69,192.46       830,309.52    5.6400          0.010          0.010            0.0004                0.0204
      111              72,516.75       870,201.00    6.1130          0.010          0.010            0.0004                0.0204
      119              66,629.56       799,554.72    6.1300          0.010          0.010            0.0004                0.0204
      120              63,007.51       756,090.12    5.7900          0.010          0.010            0.0004                0.0204
      123              56,555.20       678,662.40    6.0160          0.010          0.010            0.0004                0.0204
      124              59,004.03       708,048.36    6.1200          0.010          0.010            0.0004                0.0204
      125              59,059.36       708,712.32    5.9630          0.010          0.010            0.0004                0.0204
      128              52,790.63       633,487.56    5.8700          0.010          0.010            0.0004                0.0204
      129              52,241.19       626,894.28    5.6000          0.010          0.010            0.0004                0.0204
      130              47,526.04       570,312.48    6.2500          0.010          0.010            0.0004                0.0204
      132              55,674.92       668,099.04    5.3500          0.010          0.010            0.0004                0.0204
    132.01
    132.02
      134              53,429.13       641,149.56    6.1200          0.010          0.010            0.0004                0.0204
      138              54,103.15       649,237.80    5.7500          0.010          0.010            0.0004                0.0204
      140              50,362.24       604,346.88    6.0000          0.010          0.010            0.0004                0.0204
      141              52,872.94       634,475.28    6.4600          0.010          0.010            0.0004                0.0204
      145              48,273.08       579,276.96    6.0600          0.010          0.010            0.0004                0.0204
      147              47,924.63       575,095.56    6.1100          0.010          0.010            0.0004                0.0204
      149              47,217.22       566,606.64    6.0900          0.010          0.010            0.0004                0.0204
      150              51,032.79       612,393.48    6.3000          0.010          0.010            0.0004                0.0204
      151              44,966.29       539,595.48    6.0000          0.010          0.010            0.0004                0.0204
      155              43,025.63       516,307.56    6.1000          0.010          0.010            0.0004                0.0204
      156              39,392.82       472,713.84    5.7700          0.010          0.010            0.0004                0.0204
      159              40,169.89       482,038.68    6.0000          0.010          0.010            0.0004                0.0204
      160              39,655.24       475,862.88    6.0200          0.010          0.010            0.0004                0.0204
    160.01
    160.02
      161              39,263.79       471,165.48    6.0700          0.010          0.010            0.0004                0.0204
      162              39,263.79       471,165.48    6.0700          0.010          0.010            0.0004                0.0204
      163              38,762.08       465,144.96    5.9500          0.010          0.010            0.0004                0.0204
      165              34,422.04       413,064.48    5.5940          0.010          0.010            0.0004                0.0204
      166              29,347.01       352,164.12    5.7890          0.010          0.010            0.0004                0.0204
      168              35,549.81       426,597.72    5.8900          0.010          0.010            0.0004                0.0204
      170              36,635.52       439,626.24    6.2900          0.010          0.010            0.0004                0.0204
      171              35,868.10       430,417.20    6.1300          0.010          0.010            0.0004                0.0204
      172              36,270.94       435,251.28    6.3160          0.010          0.010            0.0004                0.0204
      173              35,636.19       427,634.28    6.2300          0.010          0.010            0.0004                0.0204
      175              34,674.03       416,088.36    6.0540          0.010          0.010            0.0004                0.0204
      176              34,578.53       414,942.36    6.1100          0.010          0.010            0.0004                0.0204
      179              34,662.48       415,949.76    6.3000          0.010          0.010            0.0004                0.0204
      180              33,964.47       407,573.64    6.1500          0.010          0.010            0.0004                0.0204
      181              32,411.65       388,939.80    5.8400          0.010          0.010            0.0004                0.0204
      182              35,235.29       422,823.48    6.6300          0.010          0.010            0.0004                0.0204
      183              32,939.93       395,279.16    5.9900          0.010          0.010            0.0004                0.0204
      184              32,549.52       390,594.24    6.0500          0.010          0.010            0.0004                0.0204
      186              32,839.06       394,068.72    6.4000          0.010          0.010            0.0004                0.0204
      187              30,193.61       362,323.32    5.6600          0.010          0.010            0.0004                0.0204
      189              29,951.81       359,421.72    5.9920          0.010          0.010            0.0004                0.0204
      193              26,260.78       315,129.36    5.7500          0.010          0.010            0.0004                0.0204
      195              29,866.87       358,402.44    6.3600          0.010          0.010            0.0004                0.0204
      196              27,399.42       328,793.04    6.2500          0.010          0.010            0.0004                0.0204
      197              26,777.56       321,330.72    6.1400          0.010          0.010            0.0004                0.0204
      201              23,216.02       278,592.24    5.7000          0.010          0.010            0.0004                0.0204
      202              24,007.74       288,092.88    6.0100          0.010          0.010            0.0004                0.0204
      203              24,136.54       289,638.48    6.0600          0.010          0.010            0.0004                0.0204
      208              23,843.92       286,127.04    6.4300          0.010          0.010            0.0004                0.0204
      209              22,935.36       275,224.32    6.0500          0.010          0.010            0.0004                0.0204
      210              24,269.04       291,228.48    6.6000          0.010          0.010            0.0004                0.0204
      212              24,276.05       291,312.60    6.0500          0.010          0.010            0.0004                0.0204
      213              22,446.99       269,363.88    5.9850          0.010          0.010            0.0004                0.0204
      214              21,660.26       259,923.12    6.0330          0.010          0.010            0.0004                0.0204
      215              21,583.82       259,005.84    6.0000          0.010          0.010            0.0004                0.0204
      216              20,940.06       251,280.72    5.7200          0.010          0.010            0.0004                0.0204
      217              22,048.88       264,586.56    6.2000          0.010          0.010            0.0004                0.0204
      222              22,115.00       265,380.00    6.8500          0.010          0.010            0.0004                0.0204
    222.01
    222.02
    222.03
    222.04
    222.05
      223              20,254.32       243,051.84    6.2200          0.010          0.010            0.0004                0.0204
      224              19,552.77       234,633.24    6.0900          0.010          0.010            0.0004                0.0204
      225              19,646.34       235,756.08    6.1640          0.010          0.010            0.0004                0.0204
      226              14,637.90       175,654.80    6.3600          0.010          0.010            0.0004                0.0204
      227               5,383.76        64,605.12    6.5200          0.010          0.010            0.0004                0.0204
      230              18,725.81       224,709.72    6.0700          0.010          0.010            0.0004                0.0204
      231              21,079.64       252,955.68    5.7600          0.010          0.010            0.0004                0.0204
      232              18,141.11       217,693.32    6.0800          0.010          0.010            0.0004                0.0204
      233              18,737.74       224,852.88    6.4500          0.010          0.010            0.0004                0.0204
      235              16,912.73       202,952.76    5.9700          0.010          0.010            0.0004                0.0204
      236              17,112.81       205,353.72    6.1800          0.010          0.010            0.0004                0.0204
      237              16,523.89       198,286.68    6.3700          0.010          0.010            0.0004                0.0204
      239              16,192.43       194,309.16    6.4500          0.010          0.010            0.0004                0.0204
      240              15,817.07       189,804.84    6.3200          0.010          0.010            0.0004                0.0204
      241              15,117.59       181,411.08    6.0800          0.010          0.010            0.0004                0.0204
      242              15,230.70       182,768.40    6.1500          0.010          0.010            0.0004                0.0204
      243              14,668.83       176,025.96    5.8000          0.010          0.010            0.0004                0.0204
      245              14,626.04       175,512.48    5.9600          0.010          0.010            0.0004        0.0300  0.0504
      247              14,559.38       174,712.56    6.1100          0.010          0.010            0.0004                0.0204
      248              14,435.54       173,226.48    6.0300          0.010          0.010            0.0004                0.0204
      249              14,699.26       176,391.12    6.2000          0.010          0.010            0.0004                0.0204
      250              14,869.06       178,428.72    6.5100          0.010          0.010            0.0004                0.0204
      252              13,805.33       165,663.96    6.2380          0.010          0.010            0.0004                0.0204
      253              13,232.57       158,790.84    6.0300          0.010          0.010            0.0004                0.0204
      254              13,122.30       157,467.60    5.9520          0.010          0.010            0.0004        0.0500  0.0704
      255              14,575.51       174,906.12    6.8000          0.010          0.010            0.0004                0.0204
      256              12,513.36       150,160.32    6.0770          0.010          0.010            0.0004                0.0204
      257              12,198.68       146,384.16    5.9300          0.010          0.010            0.0004                0.0204
      258              12,335.95       148,031.40    6.0800          0.010          0.010            0.0004                0.0204
      260              11,465.51       137,586.12    6.1100          0.010          0.010            0.0004                0.0204
      261              11,562.60       138,751.20    6.2900          0.010          0.010            0.0004                0.0204
      262              11,888.29       142,659.48    6.5300          0.010          0.010            0.0004                0.0204
      263              10,718.21       128,618.52    6.2000          0.010          0.010            0.0004                0.0204
      265              10,700.48       128,405.76    6.4600          0.010          0.010            0.0004                0.0204
      267               9,313.94       111,767.28    6.3300          0.010          0.010            0.0004                0.0204
      268               9,284.59       111,415.08    6.3000          0.010          0.010            0.0004                0.0204
      269               9,148.14       109,777.68    6.1600          0.010          0.010            0.0004                0.0204
      270               8,961.00       107,532.00    6.2200          0.010          0.010            0.0004                0.0204
      271               7,810.88        93,730.56    6.0200          0.010          0.010            0.0004                0.0204
      272               7,148.20        85,778.40    6.3400          0.010          0.010            0.0004                0.0204
      273               6,547.30        78,567.60    6.2800          0.010          0.010            0.0004                0.0204
      274               5,196.18        62,354.16    6.1500          0.010          0.010            0.0004                0.0204
      275               5,730.58        68,766.96    6.3600          0.010          0.010            0.0004                0.0204
      276               5,699.18        68,390.16    6.3700          0.010          0.010            0.0004                0.0204
      277               4,985.04        59,820.48    6.8600          0.010          0.010            0.0004                0.0204

                   NET                        MONTHLY
                MORTGAGE                      PAYMENT             MATURITY/   AMORT                                          ARD
    LOAN #       RATE %   ACCRUAL TYPE  TERM    DATE   REM. TERM   ARD DATE    TERM   REM. AMORT  TITLE TYPE     ARD LOAN  STEP UP
------------------------------------------------------------------------------------------------------------------------------------

       3         5.80960  Actual/360      60     8         58     10/8/2011     0          0      Fee
       4         5.80960  Actual/360      60     8         58     10/8/2011     0          0      Fee
     4.01                                                                                         Fee
     4.02                                                                                         Fee
       5         5.80960  Actual/360      60     8         58     10/8/2011     0          0      Fee
       6         5.80960  Actual/360      60     8         58     10/8/2011     0          0      Fee
       7         5.80960  Actual/360      60     8         58     10/8/2011     0          0      Fee
       8         5.80960  Actual/360      60     8         58     10/8/2011     0          0      Fee
      19         5.62560  Actual/360     120     8        120     12/8/2016     0          0      Fee
      22         6.20960  Actual/360     120     8        116      8/8/2016    360        360     Fee
      24         5.69660  Actual/360     120     8        119     11/8/2016     0          0      Fee
      30         5.93960  Actual/360     120     8        113      5/8/2016    360        360     Fee
      35         5.89960  Actual/360     120     8        119     11/8/2016    300        299     Fee
      43         5.78960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      50         5.88460  Actual/360     120     8        120     12/8/2016    360        360     Fee
      53         6.00960  Actual/360     120     8        118     10/8/2016    360        360     Fee
     53.01                                                                                        Fee
     53.02                                                                                        Fee
     53.03                                                                                        Fee
      55         5.41960  Actual/360     120     8        120     12/8/2016     0          0      Fee
      56         5.63960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      59         4.62960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      60         5.76960  Actual/360     120     8        118     10/8/2016     0          0      Fee
      62         6.34260  Actual/360     120     8        118     10/8/2016    360        360     Fee
      64         5.96960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      70         5.67460  Actual/360     120     8        120     12/8/2016    420        420     Fee
      75         5.72960  Actual/360     120     8        118     10/8/2016    360        360     Fee
     75.01                                                                                        Fee
     75.02                                                                                        Fee
     75.03                                                                                        Fee
     75.04                                                                                        Fee
     75.05                                                                                        Fee
     75.06                                                                                        Fee
     75.07                                                                                        Fee
     75.08                                                                                        Fee
      77         6.00960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      78         6.06360  Actual/360     120     8        118     10/8/2016    360        358     Fee
      79         5.73683  Actual/360     120     8        119     11/8/2016  Various    Various   Fee
Loan Component   5.71960  Actual/360     120     8        119     11/8/2016    360        360     Fee
Loan Component   5.71960  Actual/360     120     8        119     11/8/2016    360        360     Fee
Loan Component   5.91960  Actual/360     120     8        119     11/8/2016    336        335     Fee
      80         6.20160  Actual/360     120     8        117      9/8/2016    360        360     Fee
      83         5.72960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      84         6.04960  Actual/360     120     8        117      9/8/2016    360        360     Fee
     84.01                                                                                        Fee
     84.02                                                                                        Fee
      85         5.77960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      87         5.94260  Actual/360     120     8        119     11/8/2016    324        323     Fee
      90         6.28660  Actual/360     120     8        118     10/8/2016    360        358     Fee
      93         6.09960  Actual/360     120     8        116      8/8/2016    360        356     Fee
      94         5.57960  Actual/360     120     8        119     11/8/2016     0          0      Fee
      99         6.00960  Actual/360     120     8        113      5/8/2016    360        360     Fee
      100        5.75060  Actual/360     120     8        119     11/8/2016    360        359     Fee
      103        5.63960  Actual/360     120     8        120     12/8/2016     0          0      Leasehold
      104        6.22960  Actual/360      60     8         54      6/8/2011    360        360     Fee
      105        5.85960  Actual/360     120     8        119     11/8/2016     0          0      Fee
      106        6.52960  Actual/360     120     8        118     10/8/2016    360        358     Fee
    106.01                                                                                        Fee
    106.02                                                                                        Fee
    106.03                                                                                        Fee
    106.04                                                                                        Fee
    106.05                                                                                        Fee
    106.06                                                                                        Fee
      107        6.09960  Actual/360     120     8        116      8/8/2016    360        356     Fee
      108        5.81960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      109        6.27660  Actual/360     120     8        118     10/8/2016    360        358     Fee
      110        5.61960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      111        6.09260  Actual/360     120     8        118     10/8/2016    360        360     Fee
      119        6.10960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      120        5.76960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      123        5.99560  Actual/360     120     8        118     10/8/2016    420        418     Fee
      124        6.09960  Actual/360     120     8        116      8/8/2016    360        356     Fee
      125        5.94260  Actual/360     120     8        119     11/8/2016    324        323     Fee
      128        5.84960  Actual/360     120     8        119     11/8/2016    384        384     Fee
      129        5.57960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      130        6.22960  Actual/360      60     8         58     10/8/2011     0          0      Fee
      132        5.32960  Actual/360     120     8        104      8/8/2015    300        284     Fee
    132.01                                                                                        Fee
    132.02                                                                                        Fee
      134        6.09960  Actual/360     120     8        116      8/8/2016    360        356     Fee
      138        5.72960  Actual/360     120     8        120     12/8/2016    300        300     Fee
      140        5.97960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      141        6.43960  Actual/360      60     8         59     11/8/2011    360        359     Fee
      145        6.03960  Actual/360     113     8        111      3/8/2016    360        360     Fee
      147        6.08960  Actual/360     120     8        117      9/8/2016    360        360     Fee
      149        6.06960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      150        6.27960  Actual/360     120     8        119     11/8/2016    300        299     Fee
      151        5.97960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      155        6.07960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      156        5.74960  Actual/360      60     8         58     10/8/2011    420        418     Fee
      159        5.97960  Actual/360     120     8        118     10/8/2016    360        360     Fee/Leasehold
      160        5.99960  Actual/360      60     8         60     12/8/2011    360        360     Fee
    160.01                                                                                        Fee
    160.02                                                                                        Fee
      161        6.04960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      162        6.04960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      163        5.92960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      165        5.57360  Actual/360     120     8        120     12/8/2016    360        360     Fee
      166        5.76860  Actual/360     120     8        117      9/8/2016     0          0      Fee
      168        5.86960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      170        6.26960  Actual/360     120     8        116      8/8/2016    360        360     Fee
      171        6.10960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      172        6.29560  Actual/360     120     8        119     11/8/2016    360        360     Fee
      173        6.20960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      175        6.03360  Actual/360     120     8        117      9/8/2016    360        360     Fee
      176        6.08960  Actual/360     120     8        117      9/8/2016    360        360     Fee
      179        6.27960  Actual/360     120     8        117      9/8/2016    360        360     Fee
      180        6.12960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      181        5.81960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      182        6.60960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      183        5.96960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      184        6.02960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      186        6.37960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      187        5.63960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      189        5.97160  Actual/360     120     8        119     11/8/2016    360        359     Fee
      193        5.72960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      195        6.33960  Actual/360     120     8        119     11/8/2016    300        299     Fee
      196        6.22960  Actual/360      60     8         54      6/8/2011    360        360     Fee
      197        6.11960  Actual/360     120     8        118     10/8/2016    360        360     Leasehold
      201        5.67960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      202        5.98960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      203        6.03960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      208        6.40960  Actual/360     120     8        117      9/8/2016    360        360     Fee
      209        6.02960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      210        6.57960  Actual/360      60     8         58     10/8/2011    360        358     Fee
      212        6.02960  Actual/360     120     8        118     10/8/2016    300        298     Leasehold
      213        5.96460  Actual/360     120     8        117      9/8/2016    360        357     Fee
      214        6.01260  Actual/360     120     8        119     11/8/2016    360        360     Fee
      215        5.97960  Actual/360     120     8        120     12/8/2016    360        360     Fee
      216        5.69960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      217        6.17960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      222        6.82960  Actual/360     120     8        120     12/8/2016    360        360     Fee
    222.01                                                                                        Fee
    222.02                                                                                        Fee
    222.03                                                                                        Fee
    222.04                                                                                        Fee
    222.05                                                                                        Fee
      223        6.19960  Actual/360     120     8        117      9/8/2016    360        357     Fee
      224        6.06960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      225        6.14360  Actual/360     120     8        119     11/8/2016    360        360     Fee
      226        6.33960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      227        6.49960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      230        6.04960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      231        5.73960  Actual/360     120     8        120     12/8/2016    240        240     Fee
      232        6.05960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      233        6.42960  Actual/360      60     8         55      7/8/2011    360        360     Fee
      235        5.94960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      236        6.15960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      237        6.34960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      239        6.42960  Actual/360      60     8         55      7/8/2011    360        360     Fee
      240        6.29960  Actual/360     120     8        114      6/8/2016    360        354     Fee
      241        6.05960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      242        6.12960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      243        5.77960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      245        5.90960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      247        6.08960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      248        6.00960  Actual/360      84     8         83     11/8/2013    360        359     Fee
      249        6.17960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      250        6.48960  Actual/360     120     8        115      7/8/2016    360        360     Fee
      252        6.21760  Actual/360     120     8        117      9/8/2016    360        360     Fee
      253        6.00960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      254        5.88160  Actual/360     120     8        119     11/8/2016    360        359     Fee
      255        6.77960  Actual/360     120     8        119     11/8/2016    300        299     Fee
      256        6.05660  Actual/360     120     8        118     10/8/2016    360        358     Fee
      257        5.90960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      258        6.05960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      260        6.08960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      261        6.26960  Actual/360     120     8        117      9/8/2016    360        360     Fee
      262        6.50960  Actual/360     120     8        115      7/8/2016    360        355     Fee
      263        6.17960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      265        6.43960  Actual/360     120     8        114      6/8/2016    360        360     Fee
      267        6.30960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      268        6.27960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      269        6.13960  Actual/360     120     8        117      9/8/2016    360        357     Fee
      270        6.19960  Actual/360     120     8        118     10/8/2016    360        360     Fee
      271        5.99960  Actual/360     120     8        118     10/8/2016    360        358     Fee
      272        6.31960  Actual/360     120     8        119     11/8/2016    360        360     Fee
      273        6.25960  Actual/360     120     8        119     11/8/2016    360        359     Fee
      274        6.12960  Actual/360     120     8        119     11/8/2016     0          0      Fee
      275        6.33960  Actual/360     120     8        117      9/8/2016    360        357     Fee
      276        6.34960  Actual/360     120     8        117      9/8/2016    360        360     Fee
      277        6.83960  Actual/360     120     8        119     11/8/2016    360        359     Fee

                                                            PARTIAL                                   UPFRONT      UPFRONT
                ENVIRONMENTAL    CROSS    CROSS           DEFEASANCE  LETTER OF  LOCKBOX  HOLDBACK  ENGINEERING     CAPEX
    LOAN #        INSURANCE    DEFAULTED  COLLATERALIZED    ALLOWED    CREDIT      TYPE    AMOUNT   RESERVE ($)  RESERVE ($)
----------------------------------------------------------------------------------------------------------------------------

       3             No           Yes           Yes           Yes         No       Hard          -
       4             No           Yes           Yes           Yes         No       Hard          -
     4.01            No            0             0             0           0                     -
     4.02            No            0             0             0           0                     -
       5             No           Yes           Yes           Yes         No       Hard          -
       6             No           Yes           Yes           Yes         No       Hard          -
       7             No           Yes           Yes           Yes         No       Hard          -
       8             No           Yes           Yes           Yes         No       Hard          -
      19             No           No             No           No          No                     -        8,313
      22             No           No             No           No          No       Hard          -      310,500
      24             No           No             No           No          No                     -       72,800
      30             No           No             No           No          No       Hard          -                   250,000
      35             No           No             No           No          No       Hard          -       12,500
      43             No           No             No           No          No                     -       87,250
      50             No           No             No           No          No       Hard          -
      53             No           No             No           Yes         No                     -
     53.01           No            0             0             0           0                     -
     53.02           No            0             0             0           0                     -
     53.03           No            0             0             0           0                     -
      55             No           No             No           No          No                     -
      56             No           No             No           No          No                     -
      59             No           No             No           No          No                     -                   150,000
      60             No           No             No           No          No       Hard          -
      62             No           No             No           No          No       Hard          -
      64             No           No             No           No          No                     -
      70             No           No             No           No          No                     -
      75             No           No             No           Yes         No                     -       17,500
     75.01           No            0             0             0           0                     -
     75.02           No            0             0             0           0                     -
     75.03           No            0             0             0           0                     -
     75.04           No            0             0             0           0                     -
     75.05           No            0             0             0           0                     -
     75.06           No            0             0             0           0                     -
     75.07           No            0             0             0           0                     -
     75.08           No            0             0             0           0                     -
      77             No           Yes           Yes           No          No                     -      107,654
      78             No           Yes           Yes           No          No                     -       60,038
      79             No           No             No           Yes         No                     -       33,875
Loan Component       No           No             No           Yes         No                     -
Loan Component       No           No             No           Yes         No                     -
Loan Component       No           No             No           Yes         No                     -
      80             No           No             No           No          No       Hard          -                   415,000
      83             No           No             No           No          No                     -
      84             No           No             No           No          No       Hard          -
     84.01           No            0             0             0           0                     -
     84.02           No            0             0             0           0                     -
      85             No           No             No           No          No                     -        5,000      213,200
      87             No           No             No           No          No                     -
      90             No           No             No           No          No                     -
      93             No           No             No           No          No                     -
      94             No           No             No           No          No                     -
      99             No           No             No           No          No       Soft          -
      100            No           No             No           No          No       Hard          -
      103            No           No             No           No          No                     -
      104            No           No             No           No          No                     -                   103,434
      105            No           No             No           No          Yes      Hard          -       27,250
      106            No           No             No           Yes         No       Soft          -                    10,825
    106.01           No            0             0             0           0                     -
    106.02           No            0             0             0           0                     -
    106.03           No            0             0             0           0                     -
    106.04           No            0             0             0           0                     -
    106.05           No            0             0             0           0                     -
    106.06           No            0             0             0           0                     -
      107            No           No             No           No          No                     -
      108            No           No             No           No          No                     -
      109            No           No             No           No          No                     -
      110            No           No             No           No          No                     -       13,875
      111            No           No             No           No          No       Hard          -        6,250        1,917
      119            No           No             No           No          No                     -
      120            No           No             No           No          No                     -
      123            No           No             No           No          No                     -
      124            No           No             No           No          No                     -
      125            No           No             No           No          No                     -
      128            No           No             No           No          No                     -        4,688
      129            No           No             No           No          No                     -
      130            No           No             No           No          No                     -
      132            No           No             No           Yes         No                     -      567,765
    132.01           No            0             0             0           0                     -
    132.02           No            0             0             0           0                     -
      134            No           No             No           No          No                     -
      138            No           No             No           No          No                     -
      140            No           No             No           No          No                     -
      141            No           No             No           No          No       Hard          -
      145            No           No             No           No          No       Hard          -
      147            No           No             No           No          Yes                    -
      149            No           No             No           No          No       Hard          -
      150            No           No             No           No          No                     -
      151            No           No             No           No          No                     -       20,000
      155            No           No             No           No          No                     -
      156            No           No             No           No          No                     -       53,151
      159            No           No             No           No          No                     -
      160            No           No             No           Yes         Yes                    -
    160.01           No            0             0             0           0                     -
    160.02           No            0             0             0           0                     -
      161            No           No             No           No          No                     -
      162            No           No             No           No          No                     -
      163            No           No             No           No          No                     -
      165            No           No             No           No          No                     -
      166            No           No             No           No          No                     -
      168            No           No             No           No          No                     -
      170            No           No             No           No          No                     -
      171            No           No             No           No          No                     -
      172            No           No             No           No          No                     -
      173            No           No             No           No          No                     -       41,344        4,050
      175            No           No             No           No          No       Hard          -      201,875
      176            No           No             No           No          Yes                    -
      179            No           No             No           No          No       Hard          -
      180            No           No             No           No          No                     -       27,500        1,957
      181            No           No             No           No          No                     -
      182            No           No             No           No          No                     -
      183            No           No             No           No          No                     -
      184            No           No             No           No          No                     -       21,875       23,000
      186            No           No             No           No          No       Hard          -
      187            No           No             No           No          No                     -          625        2,154
      189            No           No             No           No          No                     -
      193            No           No             No           No          No                     -
      195            No           No             No           No          No       Hard          -       21,875       19,021
      196            No           No             No           No          No                     -                   107,877
      197            No           No             No           No          No                     -       21,250
      201            No           No             No           No          No                     -
      202            No           No             No           No          No                     -        1,875
      203            No           No             No           No          No                     -      215,625
      208            No           No             No           No          No                     -                     2,375
      209            No           No             No           No          No                     -
      210            No           No             No           No          No                     -                     8,970
      212            No           No             No           No          No                     -
      213            No           No             No           No          No                     -        1,500        9,333
      214            No           No             No           No          No                     -
      215            No           No             No           No          No                     -       49,969          204
      216            No           No             No           No          No                     -          900      126,720
      217            No           No             No           No          No                     -                       468
      222            No           No             No           No          No                     -
    222.01           No            0             0             0           0                     -
    222.02           No            0             0             0           0                     -
    222.03           No            0             0             0           0                     -
    222.04           No            0             0             0           0                     -
    222.05           No            0             0             0           0                     -
      223            No           No             No           No          No                     -
      224            No           No             No           No          No                     -
      225            No           No             No           No          No                     -                     1,645
      226            No           Yes           Yes           No          No                     -        7,610
      227            No           Yes           Yes           No          No                     -
      230            No           No             No           No          No                     -
      231            No           No             No           Yes         No                     -       11,673
      232            No           No             No           No          No                     -
      233            No           No             No           No          No                     -
      235            No           No             No           No          No                     -                       676
      236            No           No             No           No          No                     -                    18,400
      237            No           No             No           No          No                     -                     1,364
      239            No           No             No           No          No                     -
      240            No           No             No           No          No                     -        4,375
      241            No           No             No           No          No                     -                       800
      242            No           No             No           No          No                     -
      243            No           No             No           No          No                     -        7,500
      245            No           No             No           No          No                     -
      247            No           No             No           No          No                     -
      248            No           No             No           No          No                     -
      249            No           No             No           No          No       Hard          -
      250            No           No             No           No          No                     -       23,400
      252            No           No             No           No          No                     -
      253            No           No             No           No          No                     -
      254            No           No             No           No          No                     -                       861
      255            No           No             No           No          No                     -                    38,987
      256            No           No             No           No          No                     -       20,875        1,888
      257            No           No             No           No          No                     -
      258            No           No             No           No          No                     -
      260            No           No             No           No          No                     -                       124
      261            No           No             No           No          No                     -
      262            No           No             No           No          No                     -
      263            No           No             No           No          No                     -                       722
      265            No           No             No           No          No                     -                     2,000
      267            No           No             No           No          No                     -                       779
      268            No           No             No           No          No                     -                       396
      269            No           No             No           No          No                     -
      270            No           No             No           No          No                     -
      271            No           No             No           No          No                     -                       201
      272            No           No             No           No          No                     -
      273            No           No             No           No          No                     -                    33,120
      274            No           No             No           No          No                     -
      275            No           No             No           No          No                     -        3,000          486
      276            No           No             No           No          No                     -        5,000        1,250
      277            No           No             No           No          No                     -        8,094

                  UPFRONT      UPFRONT      UPFRONT      UPFRONT      MONTHLY        MONTHLY        MONTHLY        MONTHLY
                   TI/LC        RE TAX       INS.         OTHER        CAPEX          CAPEX          TI/LC          TI/LC
    LOAN #      RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)
------------------------------------------------------------------------------------------------------------------------------

       3            298,066      933,252       69,009    4,175,504       14,233          256,239       56,932          922,460
       4            155,189      485,900       35,930    2,173,985        7,410          133,411       29,642          480,281
     4.01
     4.02
       5             93,308      292,148       21,603    1,307,114        4,456           80,214       17,822          288,770
       6             90,716      284,033       21,003    1,270,806        4,332           77,986       17,327          280,749
       7             61,233      191,722       14,177      857,794        2,924           52,640       11,696          189,505
       8             28,511       89,268        6,601      399,396        1,361           24,510        5,446           88,235
      19                         211,930       21,791                     1,787           64,338        5,957          214,460
      22            400,000      230,000       43,000                     2,436                         8,701          400,000
      24                         411,267                                  6,793
      30                         262,692        3,711
      35                          24,232                                 35,444
      43                          49,156       12,486                     3,379
      50                          37,069       20,691    1,000,000       21,560          250,000        1,000
      53                         157,706
     53.01
     53.02
     53.03
      55                          39,528
      56                          20,451        1,613
      59                          28,295        4,029                                     36,000
      60                          30,352        5,615
      62                         150,000        8,333                     7,798
      64                          20,803        5,430
      70                                                 2,200,000
      75                          87,892       20,960                     1,725
     75.01
     75.02
     75.03
     75.04
     75.05
     75.06
     75.07
     75.08
      77                          15,009        4,303      620,000        1,600
      78                          22,447        4,873                     1,271
      79                         204,777       11,419    1,000,000        7,834                           602
Loan Component
Loan Component
Loan Component
      80          2,434,000      371,223        3,238                     3,607
      83                          25,360       66,450    1,100,000        1,348                         3,910
      84                          20,003       69,982                     3,166          157,320          638
     84.01
     84.02
      85          1,200,000       42,764                 1,600,000
      87                          29,180                                  1,251
      90                         107,268       12,295                    13,732
      93                          26,977                                 13,800

      99                         186,164       18,241                     2,997
      100                                                                 6,735
      103                         28,395        5,168                       278                         3,666           90,000
      104                         42,791        2,270                     3,666          131,976        1,833           65,988
      105                        129,840                   400,000        2,126           75,000
      106                         52,391       86,091                     5,413
    106.01
    106.02
    106.03
    106.04
    106.05
    106.06
      107                         16,858                                 10,254
      108                        141,253        1,964      100,000
      109                        143,954        7,105                    11,009
      110                         52,702      158,289                    24,015
      111                                                                   958           57,500
      119           352,813       19,420        2,538      144,537          539                         3,054           73,290

      123                          7,199       15,768      600,000        1,399
      124                         80,755                                 10,145
      125                         72,121
      128                        215,000       69,590                     4,992

      130                         32,388        3,165
      132                         52,028       30,104      500,000        1,878           67,608        7,340          264,240
    132.01
    132.02
      134                         23,343                                 10,554
      138                         34,539        6,399                       837           30,132
      140                          6,419       13,173                       755           18,117        2,220           53,284
      141                         24,742       24,936                     4,468

      147                         36,035        6,533      650,000
      149                          7,214                    40,000
      150                         20,819        4,818    2,250,000        1,788                         5,834
      151                         25,831       19,557
      155           100,000       32,138                                    744           25,000                       100,000
      156                         59,711                                  2,520
      159                          7,062       16,092      298,840        1,102           26,453        2,756           66,133
      160            95,086        7,583          612      150,000          753                         3,879
    160.01
    160.02

      163           368,595          919                                  1,237           44,516
      165            84,972       13,893        1,810      103,108          175                         1,935
      166                                                  702,448
      168                         19,443       22,511                     1,600           38,400
      170                         24,900        4,750                     3,458
      171                         15,056                                    970           34,893
      172                         34,782        2,478                       251
      173                         10,549        3,527                     2,025
      175                         44,604        4,538                       444                         1,479
      176                         82,796       29,600      200,000
      179           100,000      115,541                                    750                         3,119          175,000
      180            65,000       12,040        1,654                       979                         4,167          125,000
      181                         13,046        3,888                       850
      182                         13,268       18,690                       574                         1,914
      183                         31,691        4,151                     3,000          108,000
      184            34,300       27,115       16,888
      186                        129,826       77,701                    15,063
      187                         16,554        5,907                     1,077
      189                          7,844       13,477                       850
      193                         32,331        2,100      400,000          924
      195                         10,210       10,893      190,000        9,510
      196                         13,443        1,440                       327           11,722        1,088           39,168
      197                         23,350                                    241            8,676
      201                          4,746          536
      202                          8,364       10,655
      203                          7,936       21,775                     2,792
      208                         22,405       11,401                     1,188           28,500

      210                          5,114        3,000                                      4,485
      212                         38,832        8,628
      213                         78,306        6,429                     4,667
      214           100,000       18,219        1,043                       236                         2,000          100,000
      215             1,492       25,976        2,793       23,872          102                           746           34,500
      216                         29,025        1,995                     2,500
      217                         29,564        6,554                       234
      222                          7,495        1,628
    222.01
    222.02
    222.03
    222.04
    222.05
      223                          3,302        8,347                     1,042
      224                          8,724        2,877      405,000          397                         1,456           80,000
      225                          7,238       23,750                       823
      226                         13,433          827                       274                         1,311
      227                          4,395          163                       101                           636
      230                         10,337          698                       235                         1,174

      232                         26,809        1,647                       263                           875           31,500
      233                         21,591       10,095                     3,104           74,500
      235             2,703        5,059        5,063       44,000          338                         1,351           80,000
      236                          6,891
      237           200,000        8,819        4,804                       682
      239                         21,591       10,399                     3,226           77,424
      240                          2,736          857
      241                          6,625        3,456                       400

      243            50,000       50,559        1,543                       195
      245                          8,924        5,012                       920           22,078
      247                          4,954        1,525
      248                          6,000        3,147

      250                          5,294        8,723      150,000
      252                         37,874          543                        72            2,574          496
      253                         19,302                                    511           24,544
      254            25,000       12,442        6,074                       431                         1,436           90,000
      255                         11,241       17,053                     3,249
      256                          1,803        2,191                       944
      257                         24,516          661       12,600          128                           818           38,000
      258                          7,403          885
      260               746        5,786        3,208       15,052           62                           373           25,000
      261                         38,787        1,150                       625
      262                         18,169          673       50,000
      263             1,692        3,143          714                       361                           846
      265             2,000        7,589          923                     1,000           36,000        1,000           36,000
      267                                                                   390
      268                         10,150        1,000       36,000          198            7,128
      269                         50,611          551                       125                           667           32,000
      270                          4,611          326       57,356           79                           524
      271               500        4,215          803                       101                           250
      272                          8,598        1,897                       151                           600
      273                          1,111        2,038                       417

      275                         10,524        1,260                       243
      276                         10,403          963        5,290          625
      277                          9,632          997                       330

                  MONTHLY      MONTHLY      MONTHLY
                  RE TAX        INS.         OTHER                                GRACE                               GRACE
    LOAN #      RESERVE ($)  RESERVE ($)  RESERVE ($)                            TO LATE                           TO DEFAULT
-----------------------------------------------------------------------------------------------------------------------------

       3            278,606        6,197       25,829                                                           0           0
       4            145,057        3,226       13,448                                                           0           0
     4.01
     4.02
       5             87,216        1,940        8,086                                                           0           0
       6             84,793        1,886        7,861                                                           0           0
       7             57,235        1,273        5,306                                                           0           0
       8             26,649          593        2,471                                                           0           0
      19             42,386        3,632                                                                        0           0
      22             57,064        7,066               0 (late charge not due on 1st late pmt each calendar year)           0
      24             81,313        8,006                                                                        0           0
      30             32,837        3,711                                                                        0           0
      35             12,116                                                                                     0           0
      43             16,385        6,243                                                                        0           0
      50             18,534       20,691                                                                        0           0
      53             17,523                                                                                     0           0
     53.01
     53.02
     53.03
      55             10,333                                                                                     2           0
      56             20,451        1,613                                                                        0           0
      59             28,295        4,029                                                                        0           0
      60             10,117        1,379                                                                        0           0
      62             25,000        4,167                                                                        0           0
      64              6,935        1,810                                                                        0           0
      70                                                                                                        0           0
      75             20,282        5,240                                                                        0           0
     75.01
     75.02
     75.03
     75.04
     75.05
     75.06
     75.07
     75.08
      77              7,505        1,076                                                                        0           0
      78              7,482        1,218                                                                        0           0
      79             23,777        5,710                                                                        0           0
Loan Component
Loan Component
Loan Component
      80             41,247        3,238                                                                        0           0
      83             12,680        5,538                                                                        0           0
      84             20,003        6,268                                                                        0           0
     84.01
     84.02
      85             14,255        2,557                                                                        0           0
      87             14,590                                                                                     0           0
      90              9,750        6,148                                                                        0           0
      93             13,488                                                                                     0           0
      94                                                                                                        0           0
      99             37,500        6,656                                                                        0           0
      100            12,300                                                                                     0           0
      103            14,197          431                                                                        5           0
      104            14,264        1,135                                                                        0           0
      105            20,415                                                                                     0           0
      106            18,053        6,836                                                                        0           0
    106.01
    106.02
    106.03
    106.04
    106.05
    106.06
      107            16,858                                                                                     0           0
      108            15,695          982                                                                        5           0
      109            12,356        3,552                                                                        0           0
      110            10,540       22,516                                                                        0           0
      111                                                                                                       0           0
      119             6,473          846                                                                        0           0
      120                                                                                                       0           0
      123             7,199        1,577                                                                        0           0
      124             8,973                                                                                     0           0
      125            14,424                                                                                     0           0
      128            21,179        8,699                                                                       10           0
      129                                                                                                       0           0
      130            10,166          791                                                                        0           0
      132            10,406        5,017                                                                        0           0
    132.01
    132.02
      134            11,671                                                                                     0           0
      138            11,166          914                                                                        0           0
      140             6,419        3,293                                                                        0           0
      141             8,247        3,562                                                                        0           0
      145                                                                                                       0           0
      147             6,006          653                                                                        0           0
      149             3,607                                                                                     0           0
      150            10,410          482                                                                        0           0
      151             8,610        2,445                                                                        0           0
      155             6,428                                                                                     0           0
      156             6,635        3,167                                                                        0           0
      159             7,062        4,023                                                                        0           0
      160             7,583          612                                                                        0           0
    160.01
    160.02
      161                                                                                                       0           0
      162                                                                                                       0           0
      163               460        5,265                                                                        0           0
      165             4,631          905                                                                        0           0
      166                                                                                                       0           0
      168             2,583        2,046                                                                        0           0
      170             4,150        2,375                                                                        0           0
      171             7,528                                                                                     0           0
      172            14,226        1,239                                                                        0           0
      173             3,516          882                                                                        0           0
      175             7,434        2,269                                                                        0           0
      176             8,280        3,131                                                                        0           0
      179            10,110        2,100                                                                        0           0
      180             6,020          827                                                                        0           0
      181             5,287          777                                                                        0           0
      182             6,635        1,558                                                                        0           0
      183            15,846        2,075                                                                        0           0
      184             5,423        1,407                                                                        0           0
      186            11,802        7,064                                                                        0           0
      187             8,277        2,953                                                                       10           0
      189               981        1,925                                                                        0           0
      193             3,592        1,050                                                                        0           0
      195             5,105        8,379                                                                        0           0
      196             4,482          720                                                                        0           0
      197             3,336                                                                                     0           0
      201             4,746          536                                                                        0           0
      202             4,182        1,332                                                                        0           0
      203             7,936        1,980                                                                        0           0
      208             5,601          814                                                                        0           0
      209                                                                                                       0           0
      210             5,114        1,500                                                                        0           0
      212             5,547        1,079                                                                        0           0
      213             7,831        3,215                                                                        0           0
      214             4,555          522                                                                        0           0
      215             6,494          465                                                                        0           0
      216             4,838          997                                                                        0           0
      217             4,223          819                                                                        0           0
      222             3,748          814                                                                        0           0
    222.01
    222.02
    222.03
    222.04
    222.05
      223             3,302        1,262                                                                        0           0
      224             4,362        1,438                                                                        0           0
      225             3,619        2,639                                                                       10           0
      226             2,687          413                                                                        0           0
      227               879           82                                                                        0           0
      230             5,169          349                                                                        0           0
      231                                                                                                       0           0
      232             2,234          823                                                                        0           0
      233             2,399        2,019                                                                        0           0
      235             2,529          844                                                                        5           0
      236             3,446                                                                                     0           0
      237             4,460          801                                                                        0           0
      239             2,399        2,080                                                                        0           0
      240               912          428                                                                        0           0
      241             3,313          576                                                                        0           0
      242                                                                                                       0           0
      243             3,889          772                                                                        0           0
      245             4,462          835                                                                        0           0
      247               826          763                                                                        0           0
      248             3,000          286                                                                        0           0
      249                                                                                                       0           0
      250               756        1,246                                                                        0           0
      252             3,787          272                                                                        0           0
      253             2,076                                                                                     0           0
      254             6,221          506                                                                        0           0
      255             5,621        8,526                                                                        0           0
      256               901        1,096                                                                        0           0
      257             2,043          330                                                                        0           0
      258             3,701          442                                                                        0           0
      260             1,157          458                                                                        0           0
      261             5,541          575                                                                        0           0
      262             2,271          224                                                                        0           0
      263             1,571          357                                                                        0           0
      265             1,265          185                                                                        0           0
      267                                                                                                       0           0
      268             3,000          500                                                                        0           0
      269             3,615          275                                                                       10           0
      270             2,306          163                                                                        0           0
      271             2,107          401                                                                        0           0
      272               782          474                                                                        0           0
      273               556          204                                                                        0           0
      274                                                                                                       0           0
      275             1,316          630                                                                        0           0
      276             1,156          482                                                                        0           0
      277             1,204          498                                                                        0           0